                                                                EXHIBIT 99.2
[CITIGROUP LOGO]

CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                                 PAGE NUMBER
                                                                                -------------
   CITIGROUP CONSOLIDATED

       FINANCIAL SUMMARY                                                              1
       SEGMENT INCOME FROM CONTINUING OPERATIONS:
         Product View                                                                 2
         Regional View                                                                3
       SEGMENT NET REVENUES:
         Product View                                                                 4
         Regional View                                                                5

   SEGMENT DETAIL

       GLOBAL CONSUMER:

         CARDS
           Global Cards                                                               6
           North America Cards                                                        7
           International Cards                                                        8

         CONSUMER FINANCE
           Global Consumer Finance                                                    9
           North America Consumer Finance                                            10
           International Consumer Finance                                            11

         RETAIL BANKING
           Global Retail Banking                                                     12
           North America Retail Banking                                              13
           International Retail Banking                                              14

       GLOBAL CORPORATE AND INVESTMENT BANK:

         Income Statement                                                            15
         Revenue Details                                                             16
         Capital Markets and Banking                                                 17
         Transaction Services                                                        18

       PRIVATE CLIENT SERVICES                                                       19

       GLOBAL INVESTMENT MANAGEMENT:

         Life Insurance and Annuities                                              20 - 21
         Private Bank                                                                22
         Asset Management                                                            23
         Insurance Investment Portfolio                                              24

       PROPRIETARY INVESTMENT ACTIVITIES                                             25

   CITIGROUP SUPPLEMENTAL DETAIL

       Consolidated Statement of Income                                              26
       Consolidated Statement of Financial Position                                  27
       Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios               28
       Reserve for Loan Losses                                                       29
       Non-Performing Assets                                                         30

[CITIGROUP LOGO]

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

   CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH SOME
   200 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS,
    CORPORATIONS, GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL
                             PRODUCTS AND SERVICES.

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                             3,484         3,829         3,706         2,429
Discontinued Operations, After-tax                                            1,406           255           214             -
Cumulative Effect of Accounting Change                                          (47)            -             -             -
                                                                         ----------    ----------    ----------    ----------
NET INCOME                                                               $    4,843    $    4,084    $    3,920    $    2,429
                                                                         ==========    ==========    ==========    ==========

BASIC EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS                                        $     0.68    $     0.75    $     0.73    $     0.48
                                                                         ==========    ==========    ==========    ==========
NET INCOME                                                               $     0.94    $     0.80    $     0.77    $     0.48
                                                                         ==========    ==========    ==========    ==========
WEIGHTED AVERAGE COMMON SHARES
      APPLICABLE TO BASIC EPS                                               5,110.5       5,096.7       5,036.6       5,068.0
                                                                         ==========    ==========    ==========    ==========
PREFERRED DIVIDENDS - BASIC                                              $       21    $       21    $       21    $       20
                                                                         ==========    ==========    ==========    ==========
DILUTED EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS                                        $     0.66    $     0.73    $     0.72    $     0.47
                                                                         ==========    ==========    ==========    ==========
NET INCOME                                                               $     0.93    $     0.78    $     0.76    $     0.47
                                                                         ==========    ==========    ==========    ==========
ADJUSTED WEIGHTED AVERAGE COMMON SHARES
      APPLICABLE TO DILUTED EPS                                             5,209.8       5,185.8       5,110.5       5,158.6
                                                                         ==========    ==========    ==========    ==========
PREFERRED DIVIDENDS - DILUTED                                            $       21    $       21    $       21    $       20
                                                                         ==========    ==========    ==========    ==========
COMMON SHARES OUTSTANDING, AT PERIOD END                                    5,165.4       5,118.1       5,062.0       5,140.7
                                                                         ==========    ==========    ==========    ==========
TIER 1 CAPITAL RATIO                                                           9.13%         9.20%         9.20%         8.47%
                                                                         ==========    ==========    ==========    ==========
TOTAL CAPITAL RATIO                                                           11.59%        11.75%        12.02%        11.25%
                                                                         ==========    ==========    ==========    ==========
LEVERAGE RATIO                                                                 5.89%         5.93%         5.41%         5.49%
                                                                         ==========    ==========    ==========    ==========
TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                $  1,057.7    $  1,083.3    $  1,031.6    $  1,097.2
                                                                         ==========    ==========    ==========    ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                        $     83.6    $     85.7    $     80.8    $     86.7
                                                                         ==========    ==========    ==========    ==========
EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)                 $     90.3    $     92.5    $     86.9    $     92.9
                                                                         ==========    ==========    ==========    ==========
BOOK VALUE PER SHARE, AT PERIOD END                                      $    15.92    $    16.47    $    15.68    $    16.60
                                                                         ==========    ==========    ==========    ==========
RETURN ON COMMON EQUITY (NET INCOME)                                           24.0%         19.5%         19.1%         11.7%
                                                                         ==========    ==========    ==========    ==========


                                                                                                            2Q 2003 VS.
                                                                             1Q             2Q           2Q 2002 INCREASE/
                                                                            2003           2003             (DECREASE)
                                                                         ----------     ----------    ------------------------
INCOME FROM CONTINUING OPERATIONS                                             4,103          4,299               12%
Discontinued Operations, After-tax                                                -              -
Cumulative Effect of Accounting Change                                            -              -
                                                                         ----------     ----------
NET INCOME                                                               $    4,103     $    4,299                5%
                                                                         ==========     ==========

BASIC EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS                                        $     0.80     $     0.84               12%
                                                                         ==========     ==========
NET INCOME                                                               $     0.80     $     0.84                5%
                                                                         ==========     ==========
WEIGHTED AVERAGE COMMON SHARES
      APPLICABLE TO BASIC EPS                                               5,094.9        5,085.5
                                                                         ==========     ==========
PREFERRED DIVIDENDS - BASIC                                              $       20     $       17
                                                                         ==========     ==========
DILUTED EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS                                        $     0.79     $     0.83               14%
                                                                         ==========     ==========
NET INCOME                                                               $     0.79     $     0.83                6%
                                                                         ==========     ==========
ADJUSTED WEIGHTED AVERAGE COMMON SHARES
      APPLICABLE TO DILUTED EPS                                             5,168.7        5,184.0
                                                                         ==========     ==========
PREFERRED DIVIDENDS - DILUTED                                            $       20     $       17
                                                                         ==========     ==========
COMMON SHARES OUTSTANDING, AT PERIOD END                                    5,148.0        5,150.8
                                                                         ==========     ==========
TIER 1 CAPITAL RATIO                                                           8.67%           9.0% *
                                                                         ==========     ==========
TOTAL CAPITAL RATIO                                                           11.57%          11.9% *
                                                                         ==========     ==========
LEVERAGE RATIO                                                                 5.27%           5.5% *
                                                                         ==========     ==========
TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                $  1,137.0     $  1,187.0  *
                                                                         ==========     ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                        $     87.3     $     93.3  *
                                                                         ==========     ==========
EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)                 $     94.0     $    100.0  *
                                                                         ==========     ==========
BOOK VALUE PER SHARE, AT PERIOD END                                      $    16.75     $    17.90  *
                                                                         ==========     ==========
RETURN ON COMMON EQUITY (NET INCOME)                                           19.3%          19.2% *
                                                                         ==========     ==========


                                                                            YTD             YTD          YTD 2Q 2003 VS.
                                                                            2Q              2Q        YTD 2Q 2002 INCREASE/
                                                                            2002            2003           (DECREASE)
                                                                         ----------     ----------    ------------------------
INCOME FROM CONTINUING OPERATIONS                                             7,313          8,402               15%
Discontinued Operations, After-tax                                            1,661              -
Cumulative Effect of Accounting Change                                          (47)             -
                                                                         ----------     ----------
NET INCOME                                                               $    8,927     $    8,402               (6%)
                                                                         ==========     ==========

BASIC EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS                                        $     1.42     $     1.64               15%
                                                                         ==========     ==========
NET INCOME                                                               $     1.74     $     1.64               (6%)
                                                                         ==========     ==========

WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO BASIC EPS                                                   5,103.6        5,090.2
                                                                         ==========     ==========
PREFERRED DIVIDENDS - BASIC                                              $       42     $       37
                                                                         ==========     ==========
DILUTED EARNINGS PER SHARE:

INCOME FROM CONTINUING OPERATIONS                                        $     1.40     $     1.62               16%
                                                                         ==========     ==========
NET INCOME                                                               $     1.71     $     1.62               (5%)
                                                                         ==========     ==========
ADJUSTED WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO DILUTED EPS                                                 5,197.8        5,176.4
                                                                         ==========     ==========
PREFERRED DIVIDENDS - DILUTED                                            $       42     $       37
                                                                         ==========     ==========
COMMON SHARES OUTSTANDING, AT PERIOD END                                    5,118.1        5,150.8
                                                                         ==========     ==========
TIER 1 CAPITAL RATIO                                                           9.20%           9.0% *
                                                                         ==========     ==========
TOTAL CAPITAL RATIO                                                           11.75%          11.9% *
                                                                         ==========     ==========
LEVERAGE RATIO                                                                 5.93%           5.5% *
                                                                         ==========     ==========
TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                $  1,083.3     $  1,187.0  *
                                                                         ==========     ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                        $     85.7     $     93.3  *
                                                                         ==========     ==========
EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)                 $     92.5     $    100.0  *
                                                                         ==========     ==========
BOOK VALUE PER SHARE, AT PERIOD END                                      $    16.47     $    17.90  *
                                                                         ==========     ==========
RETURN ON COMMON EQUITY (NET INCOME)                                           21.7%          19.2% *
                                                                         ==========     ==========

*    Preliminary

[CITIGROUP LOGO]

CITIGROUP -- INCOME FROM CONTINUING OPERATIONS
PRODUCT VIEW
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
GLOBAL CONSUMER:

     Cards                                                               $      579    $      722    $      849    $      931
     Consumer Finance                                                           530           568           539           562
     Retail Banking                                                             662           645           864           860
     Other                                                                      (20)           11           (32)          (11)
                                                                         ----------    ----------    ----------    ----------
       TOTAL GLOBAL CONSUMER                                                  1,751         1,946         2,220         2,342
                                                                         ----------    ----------    ----------    ----------
GLOBAL CORPORATE AND INVESTMENT BANK:

     Capital Markets and Banking                                              1,059         1,136           923           877
     Transaction Services                                                        89           216           129           124
     Other                                                                      (23)          (34)          (10)       (1,327)
                                                                         ----------    ----------    ----------    ----------
        TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                            1,125         1,318         1,042          (326)
                                                                         ----------    ----------    ----------    ----------

PRIVATE CLIENT SERVICES                                                         217           223           188           171

GLOBAL INVESTMENT MANAGEMENT:

     Life Insurance and Annuities (LIA)                                         204           255           183           194
     LIA Realized Insurance Investment Portfolio Gains / (Losses)                10          (118)         (100)          (11)
     Private Bank                                                               111           113           117           122
     Asset Management                                                            99           121           114           109
                                                                         ----------    ----------    ----------    ----------
        TOTAL GLOBAL INVESTMENT MANAGEMENT                                      424           371           314           414
                                                                         ----------    ----------    ----------    ----------

PROPRIETARY INVESTMENT ACTIVITIES                                                35           (70)         (120)          (74)

CORPORATE / OTHER                                                               (68)           41            62           (98)
                                                                         ----------    ----------    ----------    ----------

INCOME FROM CONTINUING OPERATIONS                                             3,484         3,829         3,706         2,429
                                                                         ==========    ==========    ==========    ==========

DISCONTINUED OPERATIONS                                                       1,406           255           214             -

Cumulative Effect of Accounting Change                                          (47)            -             -             -
                                                                         ----------    ----------    ----------    ----------

NET INCOME                                                               $    4,843    $    4,084    $    3,920    $    2,429
                                                                         ==========    ==========    ==========    ==========

                                                                                                            2Q 2003 VS.
                                                                             1Q             2Q           2Q 2002 INCREASE/
                                                                            2003           2003             (DECREASE)
                                                                         ----------     ----------    ------------------------
GLOBAL CONSUMER:
     Cards                                                               $      735     $      768                6%
     Consumer Finance                                                           485            508              (11%)
     Retail Banking                                                             974          1,049               63%
     Other                                                                      (16)           (31)              NM
                                                                         ----------     ----------
       TOTAL GLOBAL CONSUMER                                                  2,178          2,294               18%
                                                                         ----------     ----------
GLOBAL CORPORATE AND INVESTMENT BANK:

     Capital Markets and Banking                                              1,194          1,163                2%
     Transaction Services                                                       197            187              (13%)
     Other                                                                        8            (10)              71%
                                                                         ----------     ----------
        TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                            1,399          1,340                2%
                                                                         ----------     ----------

PRIVATE CLIENT SERVICES                                                         157            181              (19%)

GLOBAL INVESTMENT MANAGEMENT:

     Life Insurance and Annuities (LIA)                                         238            191              (25%)
     LIA Realized Insurance Investment Portfolio Gains / (Losses)                (2)            (1)              99%
     Private Bank                                                               125            138               22%
     Asset Management                                                           105            104              (14%)
                                                                         ----------     ----------
        TOTAL GLOBAL INVESTMENT MANAGEMENT                                      466            432               16%
                                                                         ----------     ----------

PROPRIETARY INVESTMENT ACTIVITIES                                                 -             27               NM

CORPORATE / OTHER                                                               (97)            25              (39%)
                                                                         ----------     ----------    ------------------------

INCOME FROM CONTINUING OPERATIONS                                             4,103          4,299               12%
                                                                         ==========     ==========    ========================

DISCONTINUED OPERATIONS                                                           -              -

Cumulative Effect of Accounting Change                                            -              -
                                                                         ----------     ----------    ------------------------

NET INCOME                                                               $    4,103     $    4,299                5%
                                                                         ==========     ==========    ========================

                                                                            YTD             YTD          YTD 2Q 2003 VS.
                                                                            2Q              2Q        YTD 2Q 2002 INCREASE/
                                                                            2002            2003           (DECREASE)
                                                                         ----------     ----------    ------------------------
GLOBAL CONSUMER:

     Cards                                                               $    1,301     $    1,503               16%
     Consumer Finance                                                         1,098            993              (10%)
     Retail Banking                                                           1,307          2,023               55%
     Other                                                                       (9)           (47)              NM
                                                                         ----------     ----------
       TOTAL GLOBAL CONSUMER                                                  3,697          4,472               21%
                                                                         ----------     ----------
GLOBAL CORPORATE AND INVESTMENT BANK:

     Capital Markets and Banking                                              2,195          2,357                7%
     Transaction Services                                                       305            384               26%
     Other                                                                      (57)            (2)              96%
                                                                         ----------     ----------
        TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                            2,443          2,739               12%
                                                                         ----------     ----------

PRIVATE CLIENT SERVICES                                                         440            338              (23%)

GLOBAL INVESTMENT MANAGEMENT:

     Life Insurance and Annuities (LIA)                                         459            429               (7%)
     LIA Realized Insurance Investment Portfolio Gains / (Losses)              (108)            (3)              97%
     Private Bank                                                               224            263               17%
     Asset Management                                                           220            209               (5%)
                                                                         ----------     ----------
        TOTAL GLOBAL INVESTMENT MANAGEMENT                                      795            898               13%
                                                                         ----------     ----------

PROPRIETARY INVESTMENT ACTIVITIES                                               (35)            27               NM

CORPORATE / OTHER                                                               (27)           (72)              NM
                                                                         ----------     ----------    ------------------------

INCOME FROM CONTINUING OPERATIONS                                             7,313          8,402               15%
                                                                         ==========     ==========    ========================

DISCONTINUED OPERATIONS                                                       1,661              -

Cumulative Effect of Accounting Change                                          (47)             -
                                                                         ----------     ----------    ------------------------

NET INCOME                                                               $    8,927     $    8,402               (6%)
                                                                         ==========     ==========    ========================

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP -- INCOME FROM CONTINUING OPERATIONS
REGIONAL VIEW
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
     Consumer                                                            $    1,272    $    1,297    $    1,425    $    1,513
     Corporate                                                                  674           602           698        (1,000)
     Private Client Services                                                    217           223           188           171
     Investment Management                                                      352           218           202           313
                                                                         ----------    ----------    ----------    ----------
        TOTAL NORTH AMERICA (EXCLUDING MEXICO)                                2,515         2,340         2,513           997
                                                                         ----------    ----------    ----------    ----------
  MEXICO
     Consumer                                                                    46           114           185           176
     Corporate                                                                  194           110            58            88
     Investment Management                                                       48            70            55            62
                                                                         ----------    ----------    ----------    ----------
        TOTAL MEXICO                                                            288           294           298           326
                                                                         ----------    ----------    ----------    ----------
  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
     Consumer                                                                   148           146           178           236
     Corporate                                                                  145           226           134           352
     Investment Management                                                       (4)            8             4            14
                                                                         ----------    ----------    ----------    ----------
         TOTAL EMEA                                                             289           380           316           602
                                                                         ----------    ----------    ----------    ----------
  JAPAN
     Consumer                                                                   227           256           259           208
     Corporate                                                                   23            (3)           87           (11)
     Investment Management                                                       15            16            11            14
                                                                         ----------    ----------    ----------    ----------
        TOTAL JAPAN                                                             265           269           357           211
                                                                         ----------    ----------    ----------    ----------
  ASIA (EXCLUDING JAPAN)
     Consumer                                                                   158           163           195           202
     Corporate                                                                  193           200           169           160
     Investment Management                                                       27            28            25            27
                                                                         ----------    ----------    ----------    ----------
        TOTAL ASIA                                                              378           391           389           389
                                                                         ----------    ----------    ----------    ----------

  LATIN AMERICA
     Consumer                                                                  (100)          (30)          (22)            7
     Corporate                                                                 (104)          183          (104)           85
     Investment Management                                                      (14)           31            17           (16)
                                                                         ----------    ----------    ----------    ----------
        TOTAL LATIN AMERICA                                                    (218)          184          (109)           76
                                                                         ----------    ----------    ----------    ----------

  PROPRIETARY INVESTMENT ACTIVITIES                                              35           (70)         (120)          (74)

  CORPORATE / OTHER                                                             (68)           41            62           (98)
                                                                         ----------    ----------    ----------    ----------

INCOME FROM CONTINUING OPERATIONS                                             3,484         3,829         3,706         2,429
                                                                         ==========    ==========    ==========    ==========

  DISCONTINUED OPERATIONS                                                     1,406           255           214             -

  Cumulative Effect of Accounting Change                                        (47)            -             -             -
                                                                         ----------    ----------    ----------    ----------

NET INCOME                                                               $    4,843    $    4,084    $    3,920    $    2,429
                                                                         ==========    ==========    ==========    ==========

                                                                                                            2Q 2003 VS.
                                                                             1Q             2Q           2Q 2002 INCREASE/
                                                                            2003           2003             (DECREASE)
                                                                         ----------     ----------    -----------------------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
     Consumer                                                            $    1,479     $    1,520               17%
     Corporate                                                                  639            552               (8%)
     Private Client Services                                                    157            181              (19%)
     Investment Management                                                      351            299               37%
                                                                         ----------     ----------
        TOTAL NORTH AMERICA (EXCLUDING MEXICO)                                2,626          2,552                9%
                                                                         ----------     ----------
  MEXICO
     Consumer                                                                   164            214               88%
     Corporate                                                                  120             84              (24%)
     Investment Management                                                       65             69               (1%)
                                                                         ----------     ----------
        TOTAL MEXICO                                                            349            367               25%
                                                                         ----------     ----------
  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
     Consumer                                                                   162            169               16%
     Corporate                                                                  257            346               53%
     Investment Management                                                       (3)             2              (75%)
                                                                         ----------     ----------
        TOTAL EMEA                                                              416            517               36%
                                                                         ----------     ----------
  JAPAN
     Consumer                                                                   158            179              (30%)
     Corporate                                                                   32              5               NM
     Investment Management                                                       17             20               25%
                                                                         ----------     ----------
        TOTAL JAPAN                                                             207            204              (24%)
                                                                         ----------     ----------
  ASIA (EXCLUDING JAPAN)
     Consumer                                                                   193            204               25%
     Corporate                                                                  179            188               (6%)
     Investment Management                                                       30             37               32%
                                                                         ----------     ----------
        TOTAL ASIA                                                              402            429               10%
                                                                         ----------     ----------
  LATIN AMERICA
     Consumer                                                                    22              8               NM
     Corporate                                                                  172            165              (10%)
     Investment Management                                                        6              5              (84%)
                                                                         ----------     ----------
        TOTAL LATIN AMERICA                                                     200            178               (3%)
                                                                         ----------     ----------
  PROPRIETARY INVESTMENT ACTIVITIES                                               -             27               NM

  CORPORATE / OTHER                                                             (97)            25              (39%)
                                                                         ----------     ----------    ------------------------

INCOME FROM CONTINUING OPERATIONS                                             4,103          4,299               12%
                                                                         ==========     ==========    ========================

  DISCONTINUED OPERATIONS                                                         -              -

  Cumulative Effect of Accounting Change                                          -              -
                                                                         ----------     ----------    ------------------------

NET INCOME                                                               $    4,103     $    4,299                5%
                                                                         ==========     ==========    ========================

                                                                            YTD             YTD          YTD 2Q 2003 VS.
                                                                            2Q              2Q        YTD 2Q 2002 INCREASE/
                                                                            2002            2003           (DECREASE)
                                                                         ----------     ----------    ------------------------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
     Consumer                                                            $    2,569     $    2,999               17%
     Corporate                                                                1,276          1,191               (7%)
     Private Client Services                                                    440            338              (23%)
     Investment Management                                                      570            650               14%
                                                                         ----------     ----------
        TOTAL NORTH AMERICA (EXCLUDING MEXICO)                                4,855          5,178                7%
                                                                         ----------     ----------
  MEXICO
     Consumer                                                                   160            378               NM
     Corporate                                                                  304            204              (33%)
     Investment Management                                                      118            134               14%
                                                                         ----------     ----------
        TOTAL MEXICO                                                            582            716               23%
                                                                         ----------     ----------
  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
     Consumer                                                                   294            331               13%
     Corporate                                                                  371            603               63%
     Investment Management                                                        4             (1)              NM
                                                                         ----------     ----------
       TOTAL EMEA                                                               669            933               39%
                                                                         ----------     ----------
  JAPAN
     Consumer                                                                   483            337              (30%)
     Corporate                                                                   20             37               85%
     Investment Management                                                       31             37               19%
                                                                         ----------     ----------
        TOTAL JAPAN                                                             534            411              (23%)
                                                                         ----------     ----------
  ASIA (EXCLUDING JAPAN)
     Consumer                                                                   321            397               24%
     Corporate                                                                  393            367               (7%)
     Investment Management                                                       55             67               22%
                                                                         ----------     ----------
        TOTAL ASIA                                                              769            831                8%
                                                                         ----------     ----------
  LATIN AMERICA
     Consumer                                                                  (130)            30               NM
     Corporate                                                                   79            337               NM
     Investment Management                                                       17             11              (35%)
                                                                         ----------     ----------
        TOTAL LATIN AMERICA                                                     (34)           378               NM
                                                                         ----------     ----------
  PROPRIETARY INVESTMENT ACTIVITIES                                             (35)            27               NM

  CORPORATE / OTHER                                                             (27)           (72)              NM
                                                                         ----------     ----------    ------------------------

INCOME FROM CONTINUING OPERATIONS                                             7,313          8,402               15%
                                                                         ==========     ==========    ========================

  DISCONTINUED OPERATIONS                                                     1,661              -

  Cumulative Effect of Accounting Change                                        (47)             -
                                                                         ----------     ----------    ------------------------

NET INCOME                                                               $    8,927     $    8,402               (6%)
                                                                         ==========     ==========    ========================

(1)  Excludes Proprietary Investment Activities and Corporate / Other.

NM Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP -- NET REVENUES
PRODUCT VIEW
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------

GLOBAL CONSUMER:

     Cards                                                               $    3,121    $    3,207    $    3,714    $    3,646
     Consumer Finance                                                         2,332         2,449         2,462         2,564
     Retail Banking                                                           3,523         3,409         3,549         3,700
     Other                                                                       50           134            78           182
                                                                         ----------    ----------    ----------    ----------
       TOTAL GLOBAL CONSUMER                                                  9,026         9,199         9,803        10,092
                                                                         ----------    ----------    ----------    ----------
GLOBAL CORPORATE AND INVESTMENT BANK:

     Capital Markets and Banking                                              4,378         4,219         3,691         3,451
     Transaction Services                                                       857           962           911           890
     Other                                                                      (99)         (104)          (57)           44
                                                                         ----------    ----------    ----------    ----------
        TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                            5,136         5,077         4,545         4,385
                                                                         ----------    ----------    ----------    ----------

PRIVATE CLIENT SERVICES                                                       1,507         1,551         1,430         1,342

GLOBAL INVESTMENT MANAGEMENT:

     Life Insurance and Annuities                                             1,018         1,034           925         1,099
     Private Bank                                                               423           428           414           439
     Asset Management                                                           470           475           451           445
                                                                         ----------    ----------    ----------    ----------
        TOTAL GLOBAL INVESTMENT MANAGEMENT                                    1,911         1,937         1,790         1,983
                                                                         ----------    ----------    ----------    ----------
PROPRIETARY INVESTMENT ACTIVITIES                                               111           (49)          (67)          (30)

CORPORATE / OTHER                                                               107           278           143           101
                                                                         ----------    ----------    ----------    ----------


TOTAL NET REVENUES                                                       $   17,798    $   17,993    $   17,644    $   17,873
                                                                         ==========    ==========    ==========    ==========

MANAGED BASIS NET REVENUES (1)                                           $   18,819    $   19,074    $   18,604    $   18,934
                                                                         ==========    ==========    ==========    ==========

                                                                                                            2Q 2003 VS.
                                                                             1Q             2Q           2Q 2002 INCREASE/
                                                                            2003           2003             (DECREASE)
                                                                         ----------     ----------    ------------------------
GLOBAL CONSUMER:

     Cards                                                               $    3,333     $    3,309                3%
     Consumer Finance                                                         2,532          2,431               (1%)
     Retail Banking                                                           3,961          4,243               24%
     Other                                                                       81             77              (43%)
                                                                         ----------     ----------
       TOTAL GLOBAL CONSUMER                                                  9,907         10,060                9%
                                                                         ----------     ----------
GLOBAL CORPORATE AND INVESTMENT BANK:

     Capital Markets and Banking                                              4,180          4,531                7%
     Transaction Services                                                       913            908               (6%)
     Other                                                                      (10)           (10)              90%
                                                                         ----------     ----------
        TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                            5,083          5,429                7%
                                                                         ----------     ----------
PRIVATE CLIENT SERVICES                                                       1,327          1,449               (7%)

GLOBAL INVESTMENT MANAGEMENT:

     Life Insurance and Annuities                                             1,133          1,164               13%
     Private Bank                                                               461            519               21%
     Asset Management                                                           400            411              (13%)
                                                                         ----------     ----------
        TOTAL GLOBAL INVESTMENT MANAGEMENT                                    1,994          2,094                8%
                                                                         ----------     ----------
PROPRIETARY INVESTMENT ACTIVITIES                                                94            168               NM

CORPORATE / OTHER                                                               131            154              (45%)
                                                                         ----------     ----------    ------------------------

TOTAL NET REVENUES                                                       $   18,536     $   19,354                8%
                                                                         ==========     ==========    ========================

MANAGED BASIS NET REVENUES (1)                                           $   19,638     $   20,562                8%
                                                                         ==========     ==========    ========================

                                                                            YTD             YTD          YTD 2Q 2003 VS.
                                                                            2Q              2Q        YTD 2Q 2002 INCREASE/
                                                                            2002            2003           (DECREASE)
                                                                         ----------     ----------    ------------------------

GLOBAL CONSUMER:

     Cards                                                               $    6,328     $    6,642                5%
     Consumer Finance                                                         4,781          4,963                4%
     Retail Banking                                                           6,932          8,204               18%
     Other                                                                      184            158              (14%)
                                                                         ----------     ----------
       TOTAL GLOBAL CONSUMER                                                 18,225         19,967               10%
                                                                         ----------     ----------
GLOBAL CORPORATE AND INVESTMENT BANK:

     Capital Markets and Banking                                              8,597          8,711                1%
     Transaction Services                                                     1,819          1,821                -
     Other                                                                     (203)           (20)              90%
                                                                         ----------     ----------
        TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                           10,213         10,512                3%
                                                                         ----------     ----------

PRIVATE CLIENT SERVICES                                                       3,058          2,776               (9%)

GLOBAL INVESTMENT MANAGEMENT:

     Life Insurance and Annuities                                             2,052          2,297               12%
     Private Bank                                                               851            980               15%
     Asset Management                                                           945            811              (14%)
                                                                         ----------     ----------
        TOTAL GLOBAL INVESTMENT MANAGEMENT                                    3,848          4,088                6%
                                                                         ----------     ----------
PROPRIETARY INVESTMENT ACTIVITIES                                                62            262               NM

CORPORATE / OTHER                                                               385            285              (26%)
                                                                         ----------     ----------    ------------------------

TOTAL NET REVENUES                                                       $   35,791     $   37,890                6%
                                                                         ==========     ==========    ========================

MANAGED BASIS NET REVENUES (1)                                           $   37,893     $   40,200                6%
                                                                         ==========     ==========    ========================

(1) Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP --  NET REVENUES
REGIONAL VIEW
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
     Consumer                                                            $    5,917    $    6,041    $    6,422    $    6,667
     Corporate                                                                2,612         2,408         2,094         1,695
     Private Client Services                                                  1,507         1,551         1,430         1,342
     Investment Management                                                    1,385         1,320         1,271         1,448
                                                                         ----------    ----------    ----------    ----------
        TOTAL NORTH AMERICA (EXCLUDING MEXICO)                               11,421        11,320        11,217        11,152
                                                                         ----------    ----------    ----------    ----------
  MEXICO
     Consumer                                                                   635           699           690           613
     Corporate                                                                  315           200           149           196
     Investment Management                                                      185           212           161           169
                                                                         ----------    ----------    ----------    ----------
        TOTAL MEXICO                                                          1,135         1,111         1,000           978
                                                                         ----------    ----------    ----------    ----------
  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
     Consumer                                                                   740           805           856           986
     Corporate                                                                1,154         1,351         1,224         1,422
     Investment Management                                                       95           110           105           125
                                                                         ----------    ----------    ----------    ----------
        TOTAL EMEA                                                            1,989         2,266         2,185         2,533
                                                                         ----------    ----------    ----------    ----------
  JAPAN
     Consumer                                                                   796           933         1,027           967
     Corporate                                                                   63            27           170            30
     Investment Management                                                       66            70            64            70
                                                                         ----------    ----------    ----------    ----------
        TOTAL JAPAN                                                             925         1,030         1,261         1,067
                                                                         ----------    ----------    ----------    ----------
  ASIA (EXCLUDING JAPAN)
     Consumer                                                                   616           645           682           702
     Corporate                                                                  608           640           604           551
     Investment Management                                                      101           106            95           121
                                                                         ----------    ----------    ----------    ----------
        TOTAL ASIA                                                            1,325         1,391         1,381         1,374
                                                                         ----------    ----------    ----------    ----------
  LATIN AMERICA
     Consumer                                                                   322            76           126           157
     Corporate                                                                  384           451           304           491
     Investment Management                                                       79           119            94            50
                                                                         ----------    ----------    ----------    ----------
        TOTAL LATIN AMERICA                                                     785           646           524           698
                                                                         ----------    ----------    ----------    ----------
  PROPRIETARY INVESTMENT ACTIVITIES                                             111           (49)          (67)          (30)

  CORPORATE / OTHER                                                             107           278           143           101
                                                                         ----------    ----------    ----------    ----------

TOTAL NET REVENUES                                                       $   17,798    $   17,993    $   17,644    $   17,873
                                                                         ==========    ==========    ==========    ==========
                                                                                                            2Q 2003 VS.
                                                                             1Q             2Q           2Q 2002 INCREASE/
                                                                            2003           2003             (DECREASE)
                                                                         ----------     ----------    ------------------------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
     Consumer                                                            $    6,566     $    6,644               10%
     Corporate                                                                2,409          2,535                5%
     Private Client Services                                                  1,327          1,449               (7%)
     Investment Management                                                    1,403          1,434                9%
                                                                         ----------     ----------
        TOTAL NORTH AMERICA (EXCLUDING MEXICO)                               11,705         12,062                7%
                                                                         ----------     ----------
  MEXICO
     Consumer                                                                   656            749                7%
     Corporate                                                                  185            193               (4%)
     Investment Management                                                      175            178              (16%)
                                                                         ----------     ----------
        TOTAL MEXICO                                                          1,016          1,120                1%
                                                                         ----------     ----------
  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
     Consumer                                                                   924            962               20%
     Corporate                                                                1,414          1,504               11%
     Investment Management                                                      121            133               21%
                                                                         ----------     ----------
        TOTAL EMEA                                                            2,459          2,599               15%
                                                                         ----------     ----------
  JAPAN
     Consumer                                                                   887            789              (15%)
     Corporate                                                                   60             91               NM
     Investment Management                                                       75             85               21%
                                                                         ----------     ----------
        TOTAL JAPAN                                                           1,022            965               (6%)
                                                                         ----------     ----------
  ASIA (EXCLUDING JAPAN)
     Consumer                                                                   692            731               13%
     Corporate                                                                  587            623               (3%)
     Investment Management                                                      130            159               50%
                                                                         ----------     ----------
        TOTAL ASIA                                                            1,409          1,513                9%
                                                                         ----------     ----------
  LATIN AMERICA
     Consumer                                                                   182            185               NM
     Corporate                                                                  428            483                7%
     Investment Management                                                       90            105              (12%)
                                                                         ----------     ----------
        TOTAL LATIN AMERICA                                                     700            773               20%
                                                                         ----------     ----------
  PROPRIETARY INVESTMENT ACTIVITIES                                              94            168               NM

  CORPORATE / OTHER                                                             131            154              (45%)
                                                                         ----------     ----------    ------------------------

TOTAL NET REVENUES                                                       $   18,536     $   19,354               8%
                                                                         ==========     ==========    ========================
                                                                            YTD             YTD          YTD 2Q 2003 VS.
                                                                            2Q              2Q        YTD 2Q 2002 INCREASE/
                                                                            2002            2003           (DECREASE)
                                                                         ----------     ----------    ------------------------
  NORTH AMERICA (EXCLUDING MEXICO) (1)
     Consumer                                                            $   11,958     $   13,210               10%
     Corporate                                                                5,020          4,944               (2%)
     Private Client Services                                                  3,058          2,776               (9%)
     Investment Management                                                    2,705          2,837                5%
                                                                         ----------     ----------
        TOTAL NORTH AMERICA (EXCLUDING MEXICO)                               22,741         23,767                5%
                                                                         ----------     ----------
  MEXICO
     Consumer                                                                 1,334          1,405                5%
     Corporate                                                                  515            378              (27%)
     Investment Management                                                      397            353              (11%)
                                                                         ----------     ----------
        TOTAL MEXICO                                                          2,246          2,136               (5%)
                                                                         ----------     ----------
  EUROPE, MIDDLE EAST AND AFRICA (EMEA)
     Consumer                                                                 1,545          1,886               22%
     Corporate                                                                2,505          2,918               16%
     Investment Management                                                      205            254               24%
                                                                         ----------     ----------
        TOTAL EMEA                                                            4,255          5,058               19%
                                                                         ----------     ----------
  JAPAN
     Consumer                                                                 1,729          1,676               (3%)
     Corporate                                                                   90            151               68%
     Investment Management                                                      136            160               18%
                                                                         ----------     ----------
        TOTAL JAPAN                                                           1,955          1,987                2%
                                                                         ----------     ----------
  ASIA (EXCLUDING JAPAN)
     Consumer                                                                 1,261          1,423               13%
     Corporate                                                                1,248          1,210               (3%)
     Investment Management                                                      207            289               40%
                                                                         ----------     ----------
        TOTAL ASIA                                                            2,716          2,922                8%
                                                                         ----------     ----------
  LATIN AMERICA
     Consumer                                                                   398            367               (8%)
     Corporate                                                                  835            911                9%
     Investment Management                                                      198            195               (2%)
                                                                         ----------     ----------
        TOTAL LATIN AMERICA                                                   1,431          1,473                3%
                                                                         ----------     ----------
  PROPRIETARY INVESTMENT ACTIVITIES                                              62            262               NM

  CORPORATE / OTHER                                                             385            285              (26%)
                                                                         ----------     ----------    ------------------------

TOTAL NET REVENUES                                                       $   35,791     $   37,890                6%
                                                                         ==========     ==========    ========================

(1)  Excludes Proprietary Investment Activities and Corporate / Other.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS

(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    3,121   $    3,207   $    3,714   $    3,646
Effect of Securitization Activities                                           1,013        1,081          960        1,061
                                                                         ----------   ----------   ----------   ----------
   ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                             4,134        4,288        4,674        4,707
                                                                         ----------   ----------   ----------   ----------
Total Operating Expenses                                                      1,327        1,381        1,418        1,409
                                                                         ----------   ----------   ----------   ----------

Provision for Credit Losses                                                     897          729          978          806
Effect of Securitization Activities                                           1,013        1,081          960        1,061
                                                                         ----------   ----------   ----------   ----------
   Adjusted Provision for Credit Losses (1)                                   1,910        1,810        1,938        1,867
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes                                                             897        1,097        1,318        1,431
Income Taxes                                                                    318          375          469          500
                                                                         ----------   ----------   ----------   ----------

INCOME FROM CONTINUING OPERATIONS                                        $      579   $      722   $      849   $      931
                                                                         ==========   ==========   ==========   ==========
Average Assets (in billions of dollars)                                  $       57   $       60   $       66   $       70
Return on Assets                                                               4.12%        4.83%        5.10%        5.28%
Return on Managed Assets                                                       1.94%        2.40%        2.61%        2.82%

KEY INDICATORS (in billions of dollars):

End of Period Managed Receivables (2)                                    $    118.5   $    122.3   $    125.0   $    131.8
EOP Open Accounts (in millions)                                               104.5        104.4        101.4        102.2
Total Sales                                                              $     62.3   $     70.1   $     71.1   $     74.8

Managed Net Interest Revenue (in millions of dollars) (1)                $    3,218   $    3,163   $    3,317   $    3,372
   % of Average Managed Loans                                                 11.08%       10.70%       10.79%       10.67%

Risk Adjusted Revenue (in millions of dollars) (3)                       $    2,341   $    2,448   $    2,910   $    2,935
   % of Average Managed Loans                                                  8.06%        8.29%        9.47%        9.29%

AVERAGE MANAGED LOANS:
   Securitized                                                           $     66.8   $     65.2   $     64.6   $     64.3
   Held for Sale                                                                6.5          6.5          6.5          6.5
   On Balance Sheet                                                            44.5         46.8         50.8         54.5
                                                                         ----------   ----------   ----------   ----------
        Total Managed                                                    $    117.8   $    118.5   $    121.9   $    125.3
                                                                         ==========   ==========   ==========   ==========

Coincident Managed Net Credit Loss Ratio                                       6.17%        6.23%        5.74%        5.61%
12 Month Lagged Managed Net Credit Loss Ratio                                  6.50%        6.58%        6.02%        5.96%

Loans 90+Days Past Due (in millions of dollars)                          $    2,492   $    2,260   $    2,309   $    2,397
   % of EOP Managed Loans                                                      2.12%        1.86%        1.86%        1.84%

                                                                                                            2Q 2003 VS.
                                                                             1Q            2Q           2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    3,333    $    3,309               3%
Effect of Securitization Activities                                           1,102         1,208              12%
                                                                         ----------    ----------
   ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                             4,435         4,517               5%
                                                                         ----------    ----------
Total Operating Expenses                                                      1,446         1,463               6%
                                                                         ----------    ----------

Provision for Credit Losses                                                     774           678              (7%)
Effect of Securitization Activities                                           1,102         1,208              12%
                                                                         ----------    ----------
   Adjusted Provision for Credit Losses (1)                                   1,876         1,886               4%
                                                                         ----------    ----------
Income Before Taxes                                                           1,113         1,168               6%
Income Taxes                                                                    378           400               7%
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      735    $      768               6%
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       68    $       62               3%
Return on Assets                                                               4.38%         4.97%
Return on Managed Assets                                                       2.23%         2.35%

KEY INDICATORS (in billions of dollars):

End of Period Managed Receivables (2)                                    $    127.0    $    125.5               3%
EOP Open Accounts (in millions)                                               100.6          99.2              (5%)
Total Sales                                                              $     65.7    $     68.7              (2%)

Managed Net Interest Revenue (in millions of dollars) (1)                $    3,232    $    3,265               3%
   % of Average Managed Loans                                                 10.34%        10.52%

Risk Adjusted Revenue (in millions of dollars) (3)                       $    2,603    $    2,630               7%
   % of Average Managed Loans                                                  8.33%         8.47%

AVERAGE MANAGED LOANS:
   Securitized                                                           $     67.7    $     71.1               9%
   Held for Sale                                                                5.1           3.0             (54%)
   On Balance Sheet                                                            54.0          50.4               8%
                                                                         ----------    ----------
        Total Managed                                                    $    126.8    $    124.5               5%
                                                                         ==========    ==========

Coincident Managed Net Credit Loss Ratio                                       5.86%         6.08%
12 Month Lagged Managed Net Credit Loss Ratio                                  6.31%         6.39%

Loans 90+Days Past Due (in millions of dollars)                          $    2,406    $    2,313               2%
   % of EOP Managed Loans                                                      1.92%         1.88%

                                                                            YTD           YTD             YTD 2Q 2003 VS.
                                                                             2Q            2Q          YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    6,328    $    6,642               5%
Effect of Securitization Activities                                           2,094         2,310              10%
                                                                         ----------    ----------
   ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                             8,422         8,952               6%
                                                                         ----------    ----------
Total Operating Expenses                                                      2,708         2,909               7%
                                                                         ----------    ----------

Provision for Credit Losses                                                   1,626         1,452             (11%)
Effect of Securitization Activities                                           2,094         2,310              10%
                                                                         ----------    ----------
   Adjusted Provision for Credit Losses (1)                                   3,720         3,762               1%
                                                                         ----------    ----------
Income Before Taxes                                                           1,994         2,281              14%
Income Taxes                                                                    693           778              12%
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $    1,301    $    1,503              16%
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       59    $       65              10%
Return on Assets                                                               4.45%         4.66%
Return on Managed Assets                                                       2.13%         2.30%

KEY INDICATORS (in billions of dollars):

End of Period Managed Receivables (2)
EOP Open Accounts (in millions)                                          $    208.9    $    199.8              (4%)
Total Sales

Managed Net Interest Revenue (in millions of dollars) (1)                $    6,381    $    6,497               2%
   % of Average Managed Loans

Risk Adjusted Revenue (in millions of dollars) (3)                       $    4,789    $    5,233               9%
   % of Average Managed Loans

AVERAGE MANAGED LOANS:
   Securitized                                                           $     66.0    $     69.4               5%
   Held for Sale                                                                6.5           4.1             (37%)
   On Balance Sheet                                                            45.7          52.2              14%
                                                                         ----------    ----------
        Total Managed                                                    $    118.2    $    125.7               6%
                                                                         ==========    ==========

Coincident Managed Net Credit Loss Ratio
12 Month Lagged Managed Net Credit Loss Ratio

Loans 90+Days Past Due (in millions of dollars)
     % of EOP Managed Loans

(1) The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are instead components of the servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the cards business.

(2)  Includes accrued interest receivable.

(3)  Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS

NORTH AMERICA CARDS

(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    2,583   $    2,635   $    3,137   $    3,047
Effect of Securitization Activities                                           1,013        1,081          960        1,061
                                                                         ----------   ----------   ----------   ----------
   ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                             3,596        3,716        4,097        4,108
                                                                         ----------   ----------   ----------   ----------
Total Operating Expenses                                                      1,045        1,079        1,143        1,121
                                                                         ----------   ----------   ----------   ----------

Provision for Credit Losses                                                     668          638          862          675
Effect of Securitization Activities                                           1,013        1,081          960        1,061
                                                                         ----------   ----------   ----------   ----------
   Adjusted Provision for Credit Losses (1)                                   1,681        1,719        1,822        1,736
                                                                         ----------   ----------   ----------   ----------

Income Before Taxes                                                             870          918        1,132        1,251
Income Taxes                                                                    313          313          404          438
                                                                         ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      557   $      605   $      728   $      813
                                                                         ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)                                  $       46   $       49   $       54   $       58
Return on Assets                                                               4.91%        4.95%        5.35%        5.56%
Return on Managed Assets                                                       2.03%        2.23%        2.47%        2.70%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables (2)                                    $    108.5   $    111.5   $    114.1   $    119.8
EOP Open Accounts (in millions)                                                91.7         91.3         88.1         88.7
Total Sales                                                              $     54.9   $     61.9   $     62.4   $     65.7

Managed Net Interest Revenue (in millions of dollars) (1)                $    2,883   $    2,816   $    2,952   $    2,992
   % of Average Managed Loans                                                 10.86%       10.46%       10.55%       10.41%

Risk Adjusted Revenue (in millions of dollars) (3)                       $    1,915   $    1,997   $    2,481   $    2,455
   % of Average Managed Loans                                                  7.22%        7.41%        8.87%        8.54%

AVERAGE MANAGED LOANS:
   Securitized                                                           $     66.8   $     65.2   $     64.6   $     64.3
   Held for Sale                                                                6.5          6.5          6.5          6.5
   On Balance Sheet                                                            34.3         36.3         40.0         43.2
                                                                         ----------   ----------   ----------   ----------
        Total Managed                                                    $    107.6   $    108.0   $    111.1   $    114.0
                                                                         ==========   ==========   ==========   ==========

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
   Securitized                                                           $      935   $      989   $      874   $      962
   Held for Sale                                                                 78           92           86           99
   On Balance Sheet                                                             668          638          656          592
                                                                         ----------   ----------   ----------   ----------
        Total Managed                                                    $    1,681   $    1,719   $    1,616   $    1,653
                                                                         ==========   ==========   ==========   ==========

Coincident Managed Net Credit Loss Ratio                                       6.33%        6.38%        5.77%        5.75%
12 Month Lagged Managed Net Credit Loss Ratio                                  6.67%        6.73%        6.05%        6.10%

Loans 90+Days Past Due (in millions of dollars)                          $    2,293   $    2,025   $    2,107   $    2,185
   % of EOP Managed Loans                                                      2.13%        1.83%        1.87%        1.85%

                                                                                                            2Q 2003 VS.
                                                                             1Q            2Q            2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    2,732    $    2,702               3%
Effect of Securitization Activities                                           1,102         1,208              12%
                                                                         ----------    ----------
   ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                             3,834         3,910               5%
                                                                         ----------    ----------
Total Operating Expenses                                                      1,134         1,160               8%
                                                                         ----------    ----------

Provision for Credit Losses                                                     638           544             (15%)
Effect of Securitization Activities                                           1,102         1,208              12%
                                                                         ----------    ----------
   Adjusted Provision for Credit Losses (1)                                   1,740         1,752               2%
                                                                         ----------    ----------

Income Before Taxes                                                             960           998               9%
Income Taxes                                                                    325           339               8%
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      635    $      659               9%
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       55    $       49               -
Return on Assets                                                               4.68%         5.39%
Return on Managed Assets                                                       2.13%         2.22%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables (2)                                    $    115.5    $    113.3               2%
EOP Open Accounts (in millions)                                                86.7          85.2              (7%)
Total Sales                                                              $     57.1    $     59.7              (4%)

Managed Net Interest Revenue (in millions of dollars) (1)                $    2,838    $    2,884               2%
   % of Average Managed Loans                                                  9.99%        10.27%

Risk Adjusted Revenue (in millions of dollars) (3)                       $    2,119    $    2,159               8%
   % of Average Managed Loans                                                  7.46%         7.68%

AVERAGE MANAGED LOANS:
   Securitized                                                           $     67.7    $     71.1               9%
   Held for Sale                                                                5.1           3.0             (54%)
   On Balance Sheet                                                            42.4          38.6               6%
                                                                         ----------    ----------
        Total Managed                                                    $    115.2    $    112.7               4%
                                                                         ==========    ==========

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
   Securitized                                                           $    1,024    $    1,159              17%
   Held for Sale                                                                 78            49             (47%)
   On Balance Sheet                                                             613           543             (15%)
                                                                         ----------    ----------
        Total Managed                                                    $    1,715    $    1,751               2%
                                                                         ==========    ==========

Coincident Managed Net Credit Loss Ratio                                       6.04%         6.23%
12 Month Lagged Managed Net Credit Loss Ratio                                  6.46%         6.50%

Loans 90+Days Past Due (in millions of dollars)                          $    2,180    $    2,066               2%
   % of EOP Managed Loans                                                      1.91%         1.86%

                                                                            YTD           YTD            YTD 2Q 2003 VS.
                                                                             2Q            2Q         YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    5,218    $    5,434               4%
Effect of Securitization Activities                                           2,094         2,310              10%
                                                                         ----------    ----------
   ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                             7,312         7,744               6%
                                                                         ----------    ----------
Total Operating Expenses                                                      2,124         2,294               8%
                                                                         ----------    ----------

Provision for Credit Losses                                                   1,306         1,182              (9%)
Effect of Securitization Activities                                           2,094         2,310              10%
                                                                         ----------    ----------
   Adjusted Provision for Credit Losses (1)                                   3,400         3,492               3%
                                                                         ----------    ----------

Income Before Taxes                                                           1,788         1,958              10%
Income Taxes                                                                    626           664               6%
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $    1,162    $    1,294              11%
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       48    $       52               8%
Return on Assets                                                               4.88%         5.02%
Return on Managed Assets                                                       2.09%         2.17%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables (2)
EOP Open Accounts (in millions)
Total Sales                                                              $    116.8    $    116.8               -

Managed Net Interest Revenue (in millions of dollars) (1)                $    5,699    $    5,722               -
   % of Average Managed Loans

Risk Adjusted Revenue (in millions of dollars) (3)                       $    3,912    $    4,278               9%
   % of Average Managed Loans

AVERAGE MANAGED LOANS:
   Securitized                                                           $     66.0    $     69.4               5%
   Held for Sale                                                                6.5           4.1             (37%)
   On Balance Sheet                                                            35.3          40.5              15%
                                                                         ----------    ----------
        Total Managed                                                    $    107.8    $    114.0               6%
                                                                         ==========    ==========

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
   Securitized
   Held for Sale
   On Balance Sheet

        Total Managed

Coincident Managed Net Credit Loss Ratio
12 Month Lagged Managed Net Credit Loss Ratio

Loans 90+Days Past Due (in millions of dollars)
   % of EOP Managed Loans

(1) The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure) and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

(2)  Includes accrued interest receivable.

(3)  Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS

(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      538   $      572   $      577   $      599
Total Operating Expenses                                                        282          302          275          288
Provision for Credit Losses                                                     229           91          116          131
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes                                                              27          179          186          180
Income Taxes                                                                      5           62           65           62
                                                                         ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $       22   $      117   $      121   $      118
                                                                         ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)                                  $       11   $       11   $       12   $       12
Return on Assets                                                               0.81%        4.27%        4.00%        3.90%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables (1)                                    $     10.0   $     10.8   $     10.9   $     12.0
EOP Open Accounts (in millions)                                                12.8         13.1         13.3         13.5
Total Sales                                                              $      7.4   $      8.2   $      8.7   $      9.1

Net Interest Revenue (in millions of dollars)                            $      335   $      347   $      365   $      380
   % of Average Loans                                                         13.38%       13.24%       13.33%       13.39%

Risk Adjusted Revenue (in millions of dollars) (2)                       $      426   $      451   $      429   $      480
   % of Average Loans                                                         17.07%       17.28%       15.67%       16.91%

AVERAGE LOANS:
   EMEA                                                                  $      2.9   $      3.1   $      3.3   $      3.8
   Japan                                                                        1.0          1.1          1.1          1.1
   Asia (excluding Japan)                                                       5.5          5.8          5.9          6.0
   Latin America                                                                0.8          0.5          0.5          0.4
                                                                         ----------   ----------   ----------   ----------
         Total                                                           $     10.2   $     10.5   $     10.8   $     11.3
                                                                         ==========   ==========   ==========   ==========

Net Credit Losses (in millions of dollars)                               $      111   $      122   $      148   $      119

Coincident Net Credit Loss Ratio                                               4.46%        4.64%        5.41%        4.21%
12 Month Lagged Net Credit Loss Ratio                                          4.76%        4.99%        5.71%        4.57%

Loans 90+Days Past Due (in millions of dollars)                          $      199   $      235   $      202   $      212
   % of EOP Loans                                                              2.00%        2.17%        1.85%        1.78%

                                                                                                            2Q 2003 VS.
                                                                             1Q            2Q           2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      601    $      607               6%
Total Operating Expenses                                                        312           303               -
Provision for Credit Losses                                                     136           134              47%
                                                                         ----------    ----------
Income Before Taxes                                                             153           170              (5%)
Income Taxes                                                                     53            61              (2%)
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      100    $      109              (7%)
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       13    $       13              18%
Return on Assets                                                               3.12%         3.36%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables (1)                                    $     11.5    $     12.2              13%
EOP Open Accounts (in millions)                                                13.9          14.0               7%
Total Sales                                                              $      8.6    $      9.0              10%

Net Interest Revenue (in millions of dollars)                            $      394    $      381              10%
   % of Average Loans                                                         13.82%        12.90%

Risk Adjusted Revenue (in millions of dollars) (2)                       $      484    $      471               4%
   % of Average Loans                                                         17.02%        15.97%

AVERAGE LOANS:
   EMEA                                                                  $      4.0    $      4.1              32%
   Japan                                                                        1.0           1.0              (9%)
   Asia (excluding Japan)                                                       6.2           6.3               9%
   Latin America                                                                0.4           0.4             (20%)
                                                                         ----------    ----------
         Total                                                           $     11.6    $     11.8              12%
                                                                         ==========    ==========

Net Credit Losses (in millions of dollars)                               $      117    $      136              11%

Coincident Net Credit Loss Ratio                                               4.09%         4.60%
12 Month Lagged Net Credit Loss Ratio                                          4.67%         5.21%

Loans 90+Days Past Due (in millions of dollars)                          $      226    $      247               5%
   % of EOP Loans                                                              1.97%         2.04%

                                                                            YTD           YTD            YTD 2Q 2003 VS.
                                                                             2Q            2Q         YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    1,110    $    1,208               9%
Total Operating Expenses                                                        584           615               5%
Provision for Credit Losses                                                     320           270             (16%)
                                                                         ----------    ----------
Income Before Taxes                                                             206           323              57%
Income Taxes                                                                     67           114              70%
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      139    $      209              50%
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       11    $       13              18%
Return on Assets                                                               2.55%         3.24%

KEY INDICATORS (in billions of dollars)

End of Period Managed Receivables (1)
EOP Open Accounts (in millions)
Total Sales                                                              $     15.6    $     17.6              13%

Net Interest Revenue (in millions of dollars)                            $      682    $      775              14%
   % of Average Loans

Risk Adjusted Revenue (in millions of dollars) (2)                       $      877    $      955               9%
   % of Average Loans

AVERAGE LOANS:
   EMEA                                                                  $      3.0    $      4.1              37%
   Japan                                                                        1.1           1.0              (9%)
   Asia (excluding Japan)                                                       5.7           6.3              11%
   Latin America                                                                0.6           0.3             (50%)
                                                                         ----------    ----------
         Total                                                           $     10.4    $     11.7              13%
                                                                         ==========    ==========

Net Credit Losses (in millions of dollars)

Coincident Net Credit Loss Ratio
12 Month Lagged Net Credit Loss Ratio

Loans 90+Days Past Due (in millions of dollars)
   % of EOP Loans

(1)  Includes accrued interest receivable.

(2)  Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE

(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    2,332   $    2,449   $    2,462   $    2,564
Total Operating Expenses                                                        755          789          776          794
Provisions for Benefits, Claims and Credit Losses                               750          775          844          925
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes                                                             827          885          842          845
Income Taxes                                                                    297          317          303          283
                                                                         ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      530   $      568   $      539   $      562
                                                                         ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)                                  $       91   $       94   $       98   $      100
Return on Assets                                                               2.36%        2.42%        2.18%        2.23%

KEY INDICATORS:

AVERAGE LOANS (in billions of dollars):
   Real estate secured loans                                             $     46.4   $     47.3   $     48.2   $     50.0
   Personal loans                                                              20.1         21.4         22.7         22.2
   Auto                                                                         7.4          7.9          8.4          9.8
   Sales finance and other                                                      3.3          4.1          4.1          4.5
                                                                         ----------   ----------   ----------   ----------
        Total                                                            $     77.2   $     80.7   $     83.4   $     86.5
                                                                         ==========   ==========   ==========   ==========

Average Yield                                                                 14.77%       14.79%       14.51%       14.19%
Average Net Interest Margin                                                   10.58%       10.82%       10.62%       10.48%
Net Credit Loss Ratio                                                          3.52%        3.60%        3.71%        3.91%

Loans 90+ Days Past Due (in millions of dollars)                         $    2,242   $    2,166   $    2,179   $    2,197
  % of EOP Loans                                                               2.86%        2.62%        2.60%        2.48%

NUMBER OF OFFICES:
   North America                                                              2,394        2,410        2,420        2,411
   International                                                              1,142        1,199        1,187        1,137
                                                                         ----------   ----------   ----------   ----------
        Total                                                                 3,536        3,609        3,607        3,548
                                                                         ==========   ==========   ==========   ==========

                                                                                                            2Q 2003 VS.
                                                                             1Q            2Q           2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    2,532    $    2,431              (1%)
Total Operating Expenses                                                        865           835               6%
Provisions for Benefits, Claims and Credit Losses                               930           957              23%
                                                                         ----------    ----------
Income Before Taxes                                                             737           639             (28%)
Income Taxes                                                                    252           131             (59%)
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      485    $      508             (11%)
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $      104    $      105              12%
Return on Assets                                                               1.89%         1.94%

KEY INDICATORS:

AVERAGE LOANS (in billions of dollars):
   Real estate secured loans                                             $     51.0    $     51.7               9%
   Personal loans                                                              22.5          22.2               4%
   Auto                                                                        10.8          11.1              41%
   Sales finance and other                                                      4.5           4.8              17%
                                                                         ----------    ----------
        Total                                                            $     88.8    $     89.8              11%
                                                                         ==========    ==========

Average Yield                                                                 14.11%        13.46%
Average Net Interest Margin                                                   10.55%         9.99%
Net Credit Loss Ratio                                                          3.91%         4.01%

Loans 90+ Days Past Due (in millions of dollars)                         $    2,183    $    2,182               1%
   % of EOP Loans                                                              2.45%         2.41%

NUMBER OF OFFICES:
   North America                                                              2,394         2,394              (1%)
   International                                                              1,103         1,113              (7%)
                                                                         ----------    ----------
        Total                                                                 3,497         3,507              (3%)
                                                                         ==========    ==========

                                                                            YTD           YTD            YTD 2Q 2003 VS.
                                                                             2Q            2Q         YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    4,781    $    4,963               4%
Total Operating Expenses                                                      1,544         1,700              10%
Provisions for Benefits, Claims and Credit Losses                             1,525         1,887              24%
                                                                         ----------    ----------
Income Before Taxes                                                           1,712         1,376             (20%)
Income Taxes                                                                    614           383             (38%)
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $    1,098    $      993             (10%)
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       93    $      105              13%
Return on Assets                                                               2.38%         1.91%

KEY INDICATORS:

AVERAGE LOANS (in billions of dollars):
   Real estate secured loans                                             $     46.9    $     51.4              10%
   Personal loans                                                              20.8          22.4               8%
   Auto                                                                         7.7          11.0              43%
   Sales finance and other                                                      3.6           4.5              25%
                                                                         ----------    ----------
        Total                                                            $     79.0    $     89.3              13%
                                                                         ==========    ==========

Average Yield
Average Net Interest Margin
Net Credit Loss Ratio

Loans 90+ Days Past Due (in millions of dollars)
   % of EOP Loans

NUMBER OF OFFICES:
   North America
   International

        Total

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE

NORTH AMERICA CONSUMER FINANCE
(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    1,520   $    1,512   $    1,495   $    1,585
Total Operating Expenses                                                        491          460          462          480
Provisions for Benefits, Claims and Credit Losses                               508          520          496          550
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes                                                             521          532          537          555
Income Taxes                                                                    190          195          196          197
                                                                         ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      331   $      337   $      341   $      358
                                                                         ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)                                  $       69   $       70   $       72   $       75
Return on Assets                                                               1.95%        1.93%        1.88%        1.89%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                                             $     41.7   $     42.1   $     42.6   $     44.3
   Personal loans                                                               9.9         10.1         10.2         10.3
   Auto                                                                         5.4          5.8          6.2          7.8
   Sales finance and other                                                      2.8          2.9          3.3          3.5
                                                                         ----------   ----------   ----------   ----------
        Total                                                            $     59.8   $     60.9   $     62.3   $     65.9
                                                                         ==========   ==========   ==========   ==========

Average Yield                                                                 13.36%       13.06%       12.76%       12.56%
Average Net Interest Margin                                                    8.64%        8.45%        8.29%        8.33%
Net Credit Loss Ratio                                                          3.00%        3.10%        2.79%        3.10%

Loans 90+ Days Past Due (in millions of dollars)                         $    1,979   $    1,828   $    1,777   $    1,786
   % of EOP Loans                                                              3.28%        2.97%        2.82%        2.64%

NUMBER OF OFFICES:
   North America (excluding Mexico)                                           2,278        2,280        2,288        2,267
   Mexico                                                                       116          130          132          144
                                                                         ----------   ----------   ----------   ----------
        Total                                                                 2,394        2,410        2,420        2,411
                                                                         ==========   ==========   ==========   ==========

                                                                                                            2Q 2003 VS.
                                                                             1Q            2Q           2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    1,629    $    1,619               7%
Total Operating Expenses                                                        537           512              11%
Provisions for Benefits, Claims and Credit Losses                               559           566               9%
                                                                         ----------    ----------
Income Before Taxes                                                             533           541               2%
Income Taxes                                                                    197           200               3%
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      336    $      341               1%
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       78    $       78              11%
Return on Assets                                                               1.75%         1.75%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                                             $     45.0    $     45.6               8%
   Personal loans                                                              10.4          10.5               4%
   Auto                                                                         8.8           9.2              59%
   Sales finance and other                                                      3.8           3.8              31%
                                                                         ----------    ----------
        Total                                                            $     68.0    $     69.1              13%
                                                                         ==========    ==========

Average Yield                                                                 12.53%        12.20%
Average Net Interest Margin                                                    8.56%         8.36%
Net Credit Loss Ratio                                                          3.06%         2.98%

Loans 90+ Days Past Due (in millions of dollars)                         $    1,786    $    1,681              (8%)
   % of EOP Loans                                                              2.60%         2.40%

NUMBER OF OFFICES:
   North America (excluding Mexico)                                           2,248         2,240              (2%)
   Mexico                                                                       146           154              18%
                                                                         ----------    ----------
        Total                                                                 2,394         2,394              (1%)
                                                                         ==========    ==========

                                                                            YTD           YTD            YTD 2Q 2003 VS.
                                                                             2Q            2Q         YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    3,032    $    3,248               7%
Total Operating Expenses                                                        951         1,049              10%
Provisions for Benefits, Claims and Credit Losses                             1,028         1,125               9%
                                                                         ----------    ----------
Income Before Taxes                                                           1,053         1,074               2%
Income Taxes                                                                    385           397               3%
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      668    $      677               1%
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       70    $       78              11%
Return on Assets                                                               1.92%         1.75%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                                             $     41.9    $     45.3               8%
   Personal loans                                                              10.0          10.5               5%
   Auto                                                                         5.6           9.0              61%
   Sales finance and other                                                      2.9           3.8              31%
                                                                         ----------    ----------
        Total                                                            $     60.4    $     68.6              14%
                                                                         ==========    ==========

Average Yield
Average Net Interest Margin
Net Credit Loss Ratio

Loans 90+ Days Past Due (in millions of dollars)
   % of EOP Loans

NUMBER OF OFFICES:
   North America (excluding Mexico)
   Mexico

        Total

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE

INTERNATIONAL CONSUMER FINANCE
(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      812   $      937   $      967   $      979
Total Operating Expenses                                                        264          329          314          314
Provisions for Benefits, Claims and Credit Losses                               242          255          348          375
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes                                                             306          353          305          290
Income Taxes                                                                    107          122          107           86
                                                                         ----------   ----------   ----------   ----------
Income from Continuing Operations                                        $      199   $      231   $      198   $      204
                                                                         ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)                                  $       22   $       24   $       26   $       25
Return on Assets                                                               3.67%        3.86%        3.02%        3.24%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                                             $      4.7   $      5.2   $      5.6   $      5.7
   Personal loans                                                              10.2         11.3         12.5         11.9
   Auto                                                                         2.0          2.1          2.2          2.0
   Sales finance and other                                                      0.5          1.2          0.8          1.0
                                                                         ----------   ----------   ----------   ----------
        Total                                                            $     17.4   $     19.8   $     21.1   $     20.6
                                                                         ==========   ==========   ==========   ==========

Average Yield                                                                 19.54%       20.17%       19.68%       19.42%
Average Net Interest Margin                                                   17.17%       18.17%       17.53%       17.32%
Net Credit Loss Ratio                                                          5.32%        5.16%        6.42%        6.48%

Loans 90+ Days Past Due (in millions of dollars)                         $      263   $      338   $      402   $      411
   % of EOP Loans                                                              1.46%        1.61%        1.94%        1.98%

NUMBER OF OFFICES:
   EMEA                                                                         129          130          129          133
   Japan                                                                        879          940          940          884
   Asia (excluding Japan)                                                        31           31           32           36
   Latin America                                                                103           98           86           84
                                                                         ----------   ----------   ----------   ----------
        Total                                                                 1,142        1,199        1,187        1,137
                                                                         ==========   ==========   ==========   ==========

                                                                                                            2Q 2003 VS.
                                                                             1Q            2Q           2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      903    $      812             (13%)
Total Operating Expenses                                                        328           323              (2%)
Provisions for Benefits, Claims and Credit Losses                               371           391              53%
                                                                         ----------    ----------
Income Before Taxes                                                             204            98             (72%)
Income Taxes                                                                     55           (69)             NM
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      149    $      167             (28%)
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       26    $       27              13%
Return on Assets                                                               2.32%         2.48%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                                             $      6.0    $      6.1              17%
   Personal loans                                                              12.1          11.7               4%
   Auto                                                                         2.0           1.9             (10%)
   Sales finance and other                                                      0.7           1.0             (17%)
                                                                         ----------    ----------
        Total                                                            $     20.8    $     20.7               5%
                                                                         ==========    ==========

Average Yield                                                                 19.20%        17.66%
Average Net Interest Margin                                                   16.94%        15.40%
Net Credit Loss Ratio                                                          6.69%         7.43%

Loans 90+ Days Past Due (in millions of dollars)                         $      397    $      501              48%
   % of EOP Loans                                                              1.93%         2.45%

NUMBER OF OFFICES:
   EMEA                                                                         135           168              29%
   Japan                                                                        840           813             (14%)
   Asia (excluding Japan)                                                        49            50              61%
   Latin America                                                                 79            82             (16%)
                                                                         ----------    ----------
        Total                                                                 1,103         1,113              (7%)
                                                                         ==========    ==========

                                                                            YTD           YTD            YTD 2Q 2003 VS.
                                                                             2Q            2Q         YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    1,749    $    1,715              (2%)
Total Operating Expenses                                                        593           651              10%
Provisions for Benefits, Claims and Credit Losses                               497           762              53%
                                                                         ----------    ----------
Income Before Taxes                                                             659           302             (54%)
Income Taxes                                                                    229           (14)             NM
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      430    $      316             (27%)
                                                                         ==========    ==========

Average Assets (in billions of dollars)                                  $       23    $       27              17%
Return on Assets                                                               3.77%         2.36%

KEY INDICATORS:

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                                            $      5.0     $      6.1              22%
   Personal loans                                                             10.8           11.9              10%
   Auto                                                                        2.1            2.0              (5%)
   Sales finance and other                                                     0.7            0.7               -
                                                                         ----------    ----------
        Total                                                           $     18.6     $     20.7              11%
                                                                         ==========    ==========

Average Yield
Average Net Interest Margin
Net Credit Loss Ratio

Loans 90+ Days Past Due (in millions of dollars)
  % of EOP Loans

NUMBER OF OFFICES:
  EMEA
  Japan
  Asia (excluding Japan)
  Latin America

     Total

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING

(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    3,523   $    3,409   $    3,549   $    3,700
Total Operating Expenses                                                      1,942        1,910        1,826        2,024
Provisions for Benefits, Claims and Credit Losses                               535          485          382          353
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes and Minority Interest                                     1,046        1,014        1,341        1,323

Income Taxes                                                                    374          360          469          452
Minority Interest, Net of Tax                                                    10            9            8           11
                                                                         ----------   ----------   ----------   ----------
Income from Continuing Operations                                        $      662   $      645   $      864   $      860
                                                                         ==========   ==========   ==========   ==========

Average Assets (in billions of dollars)                                  $      177   $      179   $      183   $      209

Return on Assets                                                               1.52%        1.45%        1.87%        1.63%

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
  North America                                                          $     89.4   $     87.4   $     84.7   $    101.8
  International                                                                77.0         79.1         79.5         79.6
                                                                         ----------   ----------   ----------   ----------
    Total                                                                $    166.4   $    166.5   $    164.2   $    181.4
                                                                         ==========   ==========   ==========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
  North America                                                          $     91.9   $     91.4   $     93.1   $    113.9
  International                                                                33.7         34.8         35.2         33.4
                                                                         ----------   ----------   ----------   ----------
    Total                                                                $    125.6   $    126.2   $    128.3   $    147.3
                                                                         ==========   ==========   ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets                           0.86%        0.79%        0.74%        0.48%
Net Credit Loss Ratio - Commercial Markets                                     1.66%        2.55%        1.50%        1.38%

Loans 90+Days Past Due - excl Commercial Markets
  (in millions of dollars)                                               $    2,828   $    3,037   $    2,969   $    3,647
  % of EOP Loans                                                               3.40%        3.46%        3.39%        3.18%
Cash Basis Loans - Commercial Markets (in millions of dollars)           $    1,321   $    1,161   $    1,234   $    1,299
  % of EOP Loans                                                               3.29%        2.95%        3.23%        2.90%

EOP ACCOUNTS (IN MILLIONS):
  North America                                                                26.3         26.7         27.3         29.7
  International                                                                17.3         18.2         17.8         17.0
                                                                         ----------   ----------   ----------   ----------
    Total                                                                      43.6         44.9         45.1         46.7
                                                                         ==========   ==========   ==========   ==========

BRANCHES:
  Citibanking North America                                                     461          459          458          812
  Mexico                                                                      1,489        1,429        1,423        1,422
  International                                                                 909          908          890          891
                                                                         ----------   ----------   ----------   ----------
    Total                                                                     2,859        2,796        2,771        3,125
                                                                         ==========   ==========   ==========   ==========

                                                                                                         2Q 2003 VS.
                                                                             1Q           2Q          2Q 2002 INCREASE/
                                                                            2003         2003            (DECREASE)
                                                                         ----------   ----------   ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    3,961   $    4,243             24%
Total Operating Expenses                                                      2,102        2,241             17%
Provisions for Benefits, Claims and Credit Losses                               419          429            (12%)
                                                                         ----------   ----------
Income Before Taxes and Minority Interest                                     1,440        1,573             55%

Income Taxes                                                                    448          513             43%
Minority Interest, Net of Tax                                                    18           11             22%
                                                                         ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      974   $    1,049             63%
                                                                         ==========   ==========

Average Assets (in billions of dollars)                                  $      227   $      230             28%

Return on Assets                                                               1.74%        1.83%

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
  North America                                                          $    111.9   $    112.9             29%
  International                                                                81.4         84.3              7%
                                                                         ----------   ----------
    Total                                                                $    193.3   $    197.2             18%
                                                                         ==========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
  North America                                                          $    124.7   $    122.1             34%
  International                                                                34.7         35.6              2%
                                                                         ----------   ----------
    Total                                                                $    159.4   $    157.7             25%
                                                                         ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets                           0.42%        0.58%
Net Credit Loss Ratio - Commercial Markets                                     1.65%        1.30%

Loans 90+Days Past Due - excl Commercial Markets
  (in millions of dollars)                                               $    3,644   $    3,706             22%
  % of EOP Loans                                                               3.18%        3.29%
Cash Basis Loans - Commercial Markets (in millions of dollars)           $    1,250   $    1,165              -
  % of EOP Loans                                                               2.88%        2.76%

EOP ACCOUNTS (IN MILLIONS):
  North America                                                                29.4         29.7             11%
  International                                                                17.0         17.3             (5%)
                                                                         ----------   ----------
    Total                                                                      46.4         47.0              5%
                                                                         ==========   ==========

BRANCHES:
  Citibanking North America                                                     781          779             70%
  Mexico                                                                      1,413        1,409             (1%)
  International                                                                 875          863             (5%)
                                                                         ----------   ----------
    Total                                                                     3,069        3,051              9%
                                                                         ==========   ==========

                                                                            YTD          YTD            YTD 2Q 2003 VS.
                                                                             2Q           2Q         YTD 2Q 2002 INCREASE/
                                                                            2002         2003            (DECREASE)
                                                                         ----------   ----------   ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    6,932   $    8,204             18%
Total Operating Expenses                                                      3,852        4,343             13%
Provisions for Benefits, Claims and Credit Losses                             1,020          848            (17%)
                                                                         ----------   ----------
Income Before Taxes and Minority Interest                                     2,060        3,013             46%

Income Taxes                                                                    734          961             31%
Minority Interest, Net of Tax                                                    19           29             53%
                                                                         ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $    1,307   $    2,023             55%
                                                                         ==========   ==========

Average Assets (in billions of dollars)                                  $      178   $      229             29%

Return on Assets                                                               1.48%        1.78%

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
  North America                                                          $     88.4   $    112.4             27%
  International                                                                78.1         82.9              6%
                                                                         ----------   ----------
    Total                                                                $    166.5   $    195.3             17%
                                                                         ==========   ==========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
  North America                                                          $     91.6   $    123.4             35%
  International                                                                34.3         35.2              3%
                                                                         ----------   ----------
    Total                                                                $    125.9   $    158.6             26%
                                                                         ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets
Net Credit Loss Ratio - Commercial Markets

Loans 90+Days Past Due - excl Commercial Markets
  (in millions of dollars)
  % of EOP Loans
Cash Basis Loans - Commercial Markets (in millions of dollars)
  % of EOP Loans

EOP ACCOUNTS (IN MILLIONS):
  North America
  International
    Total

BRANCHES:
  Citibanking North America
  Mexico
  International
    Total

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING

(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE:
Citibanking North America, Consumer Assets and CitiCapital               $    1,432   $    1,445   $    1,415   $    1,627
Primerica Financial Services                                                    519          513          496          530
Mexico                                                                          448          503          491          406
                                                                         ----------   ----------   ----------   ----------
   TOTAL REVENUES, NET OF INTEREST EXPENSE                                    2,399        2,461        2,402        2,563
Total Operating Expenses                                                      1,347        1,308        1,213        1,378
Provisions for Benefits, Claims and Credit Losses                               324          428          306          268
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes and Minority Interest                                       728          725          883          917
Income Taxes                                                                    267          258          303          312
Minority Interest, Net of Tax                                                    10            9            8           11
                                                                         ----------   ----------   ----------   ----------
Income from Continuing Operations                                        $      451   $      458   $      572   $      594
                                                                         ==========   ==========   ==========   ==========

INCOME FROM CONTINUING OPERATIONS BY BUSINESS:

 Citibanking North America, Consumer Assets and CitiCapital              $      326   $      292   $      339   $      356
 Primerica Financial Services                                                   133          131          126          147
 Mexico                                                                          (8)          35          107           91
                                                                         ----------   ----------   ----------   ----------
   Total                                                                 $      451   $      458   $      572   $      594
                                                                         ==========   ==========   ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
 North America (excluding Mexico)                                        $     62.6   $     62.7   $     62.4   $     79.9
 Mexico                                                                        26.8         24.7         22.3         21.9
                                                                         ----------   ----------   ----------   ----------
   Total                                                                 $     89.4   $     87.4   $     84.7   $    101.8
                                                                         ==========   ==========   ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
 Mortgages                                                               $     31.0   $     32.7   $     35.3   $     51.3
 Student Loans                                                                 19.2         19.2         19.9         21.3
 Personal                                                                       1.5          1.4          1.4          1.4
 Commerical Markets                                                            38.7         36.7         36.0         39.6
 Other                                                                          1.5          1.4          0.5          0.3
                                                                         ----------   ----------   ----------   ----------
   Total                                                                 $     91.9   $     91.4   $     93.1   $    113.9
                                                                         ==========   ==========   ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets                           0.58%        0.69%        0.41%        0.20%
Net Credit Loss Ratio - Commercial Markets                                     1.71%        2.68%        1.55%        1.38%

Loans 90+Days Past Due - excl Commercial Markets                         $    1,812   $    1,890   $    1,837   $    2,419
 (in millions of dollars)
 % of EOP Loans                                                                3.43%        3.44%        3.20%        2.90%
Cash Basis Loans - Commercial Markets (in millions of dollars)           $    1,281   $    1,109   $    1,152   $    1,219
  % of EOP Loans                                                               3.41%        3.03%        3.23%        2.87%

CITIBANKING NORTH AMERICA AND CONSUMER ASSETS:
Mutual Fund / UIT Sales at NAV (in millions of dollars)                  $      841   $      866   $      783   $      735
Variable Annuity Net Written Premiums & Deposits                         $      367   $      327   $      375   $      329
 (in millions of dollars)
EOP Mortgage Servicing Portfolio (in billions of dollars)                $     74.9   $     80.6   $     82.0   $    162.9
Mortgage Orginations (in billions of dollars)                            $     10.7   $     11.8   $     12.7   $     20.0
Student Loan Originations (in billions of dollars)                       $      1.5   $      0.7   $      2.2   $      1.6

PRIMERICA FINANCIAL SERVICES:
Life Insurance in Force (in billions of dollars)                         $    441.3   $    452.6   $    459.1   $    466.8
Loan Volumes (in millions of dollars) (1)                                $  1,253.8   $  1,139.8   $  1,105.4   $  1,237.4
Mutual Fund / UIT Sales at NAV (in millions of dollars)                  $      937   $      964   $      718   $      687
Variable Annuity Net Written Premiums & Deposits                         $      225   $      250   $      184   $      156
 (in millions of dollars)

                                                                                                         2Q 2003 VS.
                                                                             1Q           2Q          2Q 2002 INCREASE/
                                                                            2003         2003            (DECREASE)
                                                                         ----------   ----------   -----------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE:
Citibanking North America, Consumer Assets and CitiCapital               $    1,797   $    1,945             35%
Primerica Financial Services                                                    523          523              2%
Mexico                                                                          462          527              5%
                                                                         ----------   ----------
   TOTAL REVENUES, NET OF INTEREST EXPENSE                                    2,782        2,995             22%
Total Operating Expenses                                                      1,435        1,551             19%
Provisions for Benefits, Claims and Credit Losses                               326          296            (31%)
                                                                         ----------   ----------
Income Before Taxes and Minority Interest                                     1,021        1,148             58%
Income Taxes                                                                    316          372             44%
Minority Interest, Net of Tax                                                    18           11             22%
                                                                         ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      687   $      765             67%
                                                                         ==========   ==========

INCOME FROM CONTINUING OPERATIONS BY BUSINESS:

 Citibanking North America, Consumer Assets and CitiCapital              $      459   $      507             74%
 Primerica Financial Services                                                   136          140              7%
 Mexico                                                                          92          118             NM
                                                                         ----------   ----------
   Total                                                                 $      687   $      765             67%
                                                                         ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
   North America (excluding Mexico)                                      $     90.6   $     91.7             46%
   Mexico                                                                      21.3         21.2            (14%)
                                                                         ----------   ----------
     Total                                                               $    111.9   $    112.9             29%
                                                                         ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
 Mortgages                                                               $     59.6   $     58.1             78%
 Student Loans                                                                 22.0         22.3             16%
 Personal                                                                       1.3          1.3             (7%)
 Commerical Markets                                                            41.7         40.4             10%
 Other                                                                          0.1            -           (100%)
                                                                         ----------   ----------
   Total                                                                 $    124.7   $    122.1             34%
                                                                         ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets                           0.17%        0.29%
Net Credit Loss Ratio - Commercial Markets                                     1.69%        1.31%

Loans 90+Days Past Due - excl Commercial Markets                         $    2,357   $    2,385             26%
 (in millions of dollars)
 % of EOP Loans                                                                2.87%        3.00%
Cash Basis Loans - Commercial Markets (in millions of dollars)           $    1,173   $    1,090             (2%)
  % of EOP Loans                                                               2.86%        2.76%

CITIBANKING NORTH AMERICA AND CONSUMER ASSETS:
Mutual Fund / UIT Sales at NAV (in millions of dollars)                  $      831   $      795             (8%)
Variable Annuity Net Written Premiums & Deposits
 (in millions of dollars)                                                $      394   $      332              2%
EOP Mortgage Servicing Portfolio (in billions of dollars)                $    155.4   $    140.3             74%
Mortgage Orginations (in billions of dollars)                            $     21.3   $     23.5             99%
Student Loan Originations (in billions of dollars)                       $      2.3   $      0.7              -

PRIMERICA FINANCIAL SERVICES:
Life Insurance in Force (in billions of dollars)                         $    474.4   $    486.6              8%
Loan Volumes (in millions of dollars) (1)                                $  1,259.6   $  1,350.4             18%
Mutual Fund / UIT Sales at NAV (in millions of dollars)                  $      706   $      692            (28%)
Variable Annuity Net Written Premiums & Deposits
 (in millions of dollars)                                                $      158   $      171            (31%)

                                                                            YTD          YTD           YTD 2Q 2003 VS.
                                                                             2Q           2Q        YTD 2Q 2002 INCREASE/
                                                                            2002         2003            (DECREASE)
                                                                         ----------   ----------   ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE:
Citibanking North America, Consumer Assets and CitiCapital               $    2,877   $    3,742             30%
Primerica Financial Services                                                  1,032        1,046              1%
Mexico                                                                          951          989              4%
                                                                         ----------   ----------
   TOTAL REVENUES, NET OF INTEREST EXPENSE                                    4,860        5,777             19%
Total Operating Expenses                                                      2,655        2,986             12%
Provisions for Benefits, Claims and Credit Losses                               752          622            (17%)
                                                                         ----------   ----------
Income Before Taxes and Minority Interest                                     1,453        2,169             49%
Income Taxes                                                                    525          688             31%
Minority Interest, Net of Tax                                                    19           29             53%
                                                                         ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      909   $    1,452             60%
                                                                         ==========   ==========

INCOME FROM CONTINUING OPERATIONS BY BUSINESS:

 Citibanking North America, Consumer Assets and CitiCapital              $      618   $      966             56%
 Primerica Financial Services                                                   264          276              5%
 Mexico                                                                          27          210             NM
                                                                         ----------   ----------
   Total                                                                 $      909   $    1,452             60%
                                                                         ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
 North America (excluding Mexico)                                        $     62.6   $     91.1             46%
 Mexico                                                                        25.8         21.3            (17%)
                                                                         ----------   ----------
   Total                                                                 $     88.4   $    112.4             27%
                                                                         ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
 Mortgages                                                               $     31.8   $     58.7             85%
 Student Loans                                                                 19.2         22.2             16%
 Personal                                                                       1.5          1.3            (13%)
 Commerical Markets                                                            37.7         41.1              9%
 Other                                                                          1.5          0.1            (93%)
                                                                         ----------   ----------
   Total                                                                 $     91.7   $    123.4             35%
                                                                         ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets
Net Credit Loss Ratio - Commercial Markets

Loans 90+Days Past Due - excl Commercial Markets
 (in millions of dollars)
 % of EOP Loans
Cash Basis Loans - Commercial Markets (in millions of dollars)
  % of EOP Loans

CITIBANKING NORTH AMERICA AND CONSUMER ASSETS:
Mutual Fund / UIT Sales at NAV (in millions of dollars)
Variable Annuity Net Written Premiums & Deposits
 (in millions of dollars)
EOP Mortgage Servicing Portfolio (in billions of dollars)
Mortgage Orginations (in billions of dollars)
Student Loan Originations (in billions of dollars)

PRIMERICA FINANCIAL SERVICES:
Life Insurance in Force (in billions of dollars)
Loan Volumes (in millions of dollars) (1)
Mutual Fund / UIT Sales at NAV (in millions of dollars)
Variable Annuity Net Written Premiums & Deposits
 (in millions of dollars)

(1) Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING

(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE:
EMEA                                                                     $      444   $      489   $      526   $      550
Japan                                                                           102          111          167          111
Asia (excluding Japan)                                                          354          356          394          382
Latin America                                                                   224           (8)          60           94
                                                                         ----------   ----------   ----------   ----------
   TOTAL REVENUES, NET OF INTEREST EXPENSE                                    1,124          948        1,147        1,137
Total Operating Expenses                                                        595          602          613          646
Provisions for Benefits, Claims and Credit Losses                               211           57           76           85
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes                                                             318          289          458          406
Income Taxes                                                                    107          102          166          140
                                                                         ----------   ----------   ----------   ----------
Income from Continuing Operations                                        $      211   $      187   $      292   $      266
                                                                         ==========   ==========   ==========   ==========

INCOME (LOSS) FROM CONTINUING OPERATIONS BY REGION:

  EMEA                                                                   $       88   $      101   $      114   $      102
  Japan                                                                          32           39           72           39
  Asia (excluding Japan)                                                        110          116          141          129
  Latin America                                                                 (19)         (69)         (35)          (4)
                                                                         ----------   ----------   ----------   ----------
   Total                                                                 $      211   $      187   $      292   $      266
                                                                         ==========   ==========   ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
  EMEA                                                                   $     16.2   $     16.9   $     17.0   $     17.3
  Japan                                                                        15.8         17.2         18.4         18.7
  Asia (excluding Japan)                                                       36.7         37.6         36.9         36.6
  Latin America                                                                 8.3          7.4          7.2          7.0
                                                                         ----------   ----------   ----------   ----------
   Total                                                                 $     77.0   $     79.1   $     79.5   $     79.6
                                                                         ==========   ==========   ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
  Mortgages                                                              $     14.2   $     14.5   $     14.3   $     12.1
  Auto                                                                          2.8          2.6          2.5          2.3
  Personal                                                                     12.2         13.3         14.0         14.6
  Commercial Markets                                                            2.6          2.6          2.7          2.5
  Other                                                                         1.9          1.8          1.7          1.9
                                                                         ----------   ----------   ----------   ----------
   Total                                                                 $     33.7   $     34.8   $     35.2   $     33.4
                                                                         ==========   ==========   ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets                           1.33%        0.97%        1.31%        1.17%
Net Credit Loss Ratio - Commercial Markets                                     0.90%        0.68%        0.84%        1.28%

Loans 90+Days Past Due - excl Commercial Markets
  (in millions of dollars)                                               $    1,016   $    1,147   $    1,132   $    1,228
  % of EOP Loans                                                               3.35%        3.50%        3.76%        3.91%
Cash Basis Loans - Commercial Markets (in millions of dollars)           $       40   $       52   $       82   $       80
  % of EOP Loans                                                               1.55%        1.94%        3.16%        3.48%

BRANCHES:
  EMEA                                                                          603          599          605          606
  Japan                                                                          20           20           20           23
  Asia (excluding Japan)                                                         91           94           96           98
  Latin America                                                                 195          195          169          164
                                                                         ----------   ----------   ----------   ----------
   Total                                                                        909          908          890          891
                                                                         ==========   ==========   ==========   ==========

                                                                                                         2Q 2003 VS.
                                                                             1Q           2Q          2Q 2002 INCREASE/
                                                                            2003         2003            (DECREASE)
                                                                         ----------   ----------   ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE:
EMEA                                                                     $      560   $      597             22%
Japan                                                                           107          112              1%
Asia (excluding Japan)                                                          398          423             19%
Latin America                                                                   114          116             NM
                                                                         ----------   ----------
   TOTAL REVENUES, NET OF INTEREST EXPENSE                                    1,179        1,248             32%
Total Operating Expenses                                                        667          690             15%
Provisions for Benefits, Claims and Credit Losses                                93          133             NM
                                                                         ----------   ----------
Income Before Taxes                                                             419          425             47%
Income Taxes                                                                    132          141             38%
                                                                         ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      287   $      284             52%
                                                                         ==========   ==========

INCOME (LOSS) FROM CONTINUING OPERATIONS BY REGION:

  EMEA                                                                   $      108   $      106              5%
  Japan                                                                          31           35            (10%)
  Asia (excluding Japan)                                                        137          146             26%
  Latin America                                                                  11           (3)            96%
                                                                         ----------   ----------
   Total                                                                 $      287   $      284             52%
                                                                         ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
  EMEA                                                                   $     18.4   $     19.2             14%
  Japan                                                                        18.9   $     19.1             11%
  Asia (excluding Japan)                                                       37.1   $     38.9              3%
  Latin America                                                                 7.0          7.1             (4%)
                                                                         ----------   ----------
   Total                                                                 $     81.4   $     84.3              7%
                                                                         ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
  Mortgages                                                              $     12.1   $     12.2            (16%)
  Auto                                                                          2.1          2.3            (12%)
  Personal                                                                     15.5         16.6             25%
  Commercial Markets                                                            2.3          2.6              -
  Other                                                                         2.7          1.9              6%
                                                                         ----------   ----------
   Total                                                                 $     34.7   $     35.6              2%
                                                                         ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets                           1.07%        1.28%
Net Credit Loss Ratio - Commercial Markets                                     0.84%        1.08%

Loans 90+Days Past Due - excl Commercial Markets                         $    1,287   $    1,321             15%
  (in millions of dollars)
  % of EOP Loans                                                               3.95%        3.99%
Cash Basis Loans - Commercial Markets (in millions of dollars)           $       77   $       75             44%
  % of EOP Loans                                                               3.24%        2.76%

BRANCHES:
  EMEA                                                                          592          583             (3%)
  Japan                                                                          24           24             20%
  Asia (excluding Japan)                                                         98           98              4%
  Latin America                                                                 161          158            (19%)
                                                                         ----------   ----------
   Total                                                                        875          863             (5%)
                                                                         ==========   ==========

                                                                            YTD          YTD           YTD 2Q 2003 VS.
                                                                             2Q           2Q         YTD 2Q 2002 INCREASE/
                                                                            2002         2003             (DECREASE)
                                                                         ----------   ----------   ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE:
EMEA                                                                     $      933   $    1,157             24%
Japan                                                                           213          219              3%
Asia (excluding Japan)                                                          710          821             16%
Latin America                                                                   216          230              6%
                                                                         ----------   ----------
   TOTAL REVENUES, NET OF INTEREST EXPENSE                                    2,072        2,427             17%
Total Operating Expenses                                                      1,197        1,357             13%
Provisions for Benefits, Claims and Credit Losses                               268          226            (16%)
                                                                         ----------   ----------
Income Before Taxes                                                             607          844             39%
Income Taxes                                                                    209          273             31%
                                                                         ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      398   $      571             43%
                                                                         ==========   ==========

INCOME (LOSS) FROM CONTINUING OPERATIONS BY REGION:

  EMEA                                                                   $      189   $      214             13%
  Japan                                                                          71           66             (7%)
  Asia (excluding Japan)                                                        226          283             25%
  Latin America                                                                 (88)           8             NM
                                                                         ----------   ----------
   Total                                                                 $      398   $      571             43%
                                                                         ==========   ==========

KEY INDICATORS:

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF DOLLARS):
  EMEA                                                                   $     16.5   $     18.8             14%
  Japan                                                                        16.5         19.0             15%
  Asia (excluding Japan)                                                       37.2         38.0              2%
  Latin America                                                                 7.9          7.1            (10%)
                                                                         ----------   ----------
   Total                                                                 $     78.1   $     82.9              6%
                                                                         ==========   ==========

AVERAGE LOANS BY TYPE (IN BILLIONS OF DOLLARS):
  Mortgages                                                              $     14.3   $     12.1            (15%)
  Auto                                                                          2.7          2.2            (19%)
  Personal                                                                     12.8         16.1             26%
  Commercial Markets                                                            2.6          2.5             (4%)
  Other                                                                         1.9          2.3             21%
                                                                         ----------   ----------
   Total                                                                 $     34.3   $     35.2              3%
                                                                         ==========   ==========

Net Credit Loss Ratio - excluding Commercial Markets
Net Credit Loss Ratio - Commercial Markets

Loans 90+Days Past Due - excl Commercial Markets
  (in millions of dollars)
  % of EOP Loans

Cash Basis Loans - Commercial Markets (in millions of dollars)
  % of EOP Loans

BRANCHES:
  EMEA
  Japan
  Asia (excluding Japan)
  Latin America
   Total

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
REVENUES:
  Commissions and Fees                                                   $      562   $      555   $      555   $      508
  Asset Management and Administration Fees                                      425          461          464          474
  Investment Banking                                                            904          985          770          853
  Principal Transactions                                                      1,296        1,071          924          438
  Other                                                                        (106)           6          135          179
                                                                         ----------   ----------   ----------   ----------
    Total Non-Interest Revenues                                               3,081        3,078        2,848        2,452
    Net Interest and Dividends                                                2,055        1,999        1,697        1,933
                                                                         ----------   ----------   ----------   ----------
     Total Revenues, Net of Interest Expense                                  5,136        5,077        4,545        4,385
                                                                         ----------   ----------   ----------   ----------
Non-Interest Expenses:
  Compensation and Benefits                                                   2,052        1,894        1,381        1,083
  Other Operating and Administrative Expenses                                   827          922          909        3,025
                                                                         ----------   ----------   ----------   ----------
     Total Non-Interest Expenses                                              2,879        2,816        2,290        4,108
                                                                         ----------   ----------   ----------   ----------
Provision for Credit Losses                                                     568          265          664          758
                                                                         ----------   ----------   ----------   ----------
Income (Loss) Before Taxes and Minority Interest                              1,689        1,996        1,591         (481)
Income Taxes (Benefits)                                                         561          673          545         (168)
Minority Interest, Net of Tax                                                     3            5            4           13
                                                                         ----------   ----------   ----------   ----------
  INCOME (LOSS) FROM CONTINUING OPERATIONS                               $    1,125   $    1,318   $    1,042   $     (326)
                                                                         ==========   ==========   ==========   ==========

Pre-tax Profit Margin                                                          32.9%        39.3%        35.0%       (11.0%)
Non-Compensation Expenses as a Percent of
  Net Revenues                                                                 16.1%        18.2%        20.0%        69.0%
Compensation and Benefits Expenses as a Percent of
  Net Revenues                                                                 40.0%        37.3%        30.4%        24.7%
Compensation and Benefits Expenses as a Percent of
  Risk Adjusted Revenues (1)                                                   44.9%        39.4%        35.6%        29.9%

                                                                                                         2Q 2003 VS.
                                                                             1Q           2Q          2Q 2002 INCREASE/
                                                                            2003         2003             (DECREASE)
                                                                         ----------   ----------   ------------------------
REVENUES:
  Commissions and Fees                                                   $      409   $      487            (12%)
  Asset Management and Administration Fees                                      520          546             18%
  Investment Banking                                                            826        1,022              4%
  Principal Transactions                                                      1,258          988             (8%)
  Other                                                                         175          349             NM
                                                                         ----------   ----------
    Total Non-Interest Revenues                                               3,188        3,392             10%
    Net Interest and Dividends                                                1,895        2,037              2%
                                                                         ----------   ----------
     Total Revenues, Net of Interest Expense                                  5,083        5,429              7%
                                                                         ----------   ----------
Non-Interest Expenses:
  Compensation and Benefits                                                   2,004        2,110             11%
  Other Operating and Administrative Expenses                                   946        1,076             17%
                                                                         ----------   ----------
     Total Non-Interest Expenses                                              2,950        3,186             13%
                                                                         ----------   ----------
Provision for Credit Losses                                                     116          298             12%
                                                                         ----------   ----------
Income (Loss) Before Taxes and Minority Interest                              2,017        1,945             (3%)
Income Taxes (Benefits)                                                         613          593            (12%)
Minority Interest, Net of Tax                                                     5           12             NM
                                                                         ----------   ----------
  INCOME (LOSS) FROM CONTINUING OPERATIONS                               $    1,399   $    1,340              2%
                                                                         ==========   ==========

Pre-tax Profit Margin                                                          39.7%        35.8%
Non-Compensation Expenses as a Percent of
  Net Revenues                                                                 18.6%        19.8%
Compensation and Benefits Expenses as a Percent of
  Net Revenues                                                                 39.4%        38.9%
Compensation and Benefits Expenses as a Percent of
  Risk Adjusted Revenues (1)                                                   40.3%        41.1%

                                                                            YTD          YTD           YTD 2Q 2003 VS.
                                                                             2Q           2Q        YTD 2Q 2002 INCREASE/
                                                                            2002         2003            (DECREASE)
                                                                         ----------   ----------   ------------------------
REVENUES:
  Commissions and Fees                                                   $    1,117   $      896            (20%)
  Asset Management and Administration Fees                                      886        1,066             20%
  Investment Banking                                                          1,889        1,848             (2%)
  Principal Transactions                                                      2,367        2,246             (5%)
  Other                                                                        (100)         524             NM
                                                                         ----------   ----------
    Total Non-Interest Revenues                                               6,159        6,580              7%
    Net Interest and Dividends                                                4,054        3,932             (3%)
                                                                         ----------   ----------
     Total Revenues, Net of Interest Expense                                 10,213       10,512              3%
                                                                         ----------   ----------
Non-Interest Expenses:
  Compensation and Benefits                                                   3,946        4,114              4%
  Other Operating and Administrative Expenses                                 1,749        2,022             16%
                                                                         ----------   ----------
     Total Non-Interest Expenses                                              5,695        6,136              8%
                                                                         ----------   ----------
Provision for Credit Losses                                                     833          414            (50%)
                                                                         ----------   ----------
Income (Loss) Before Taxes and Minority Interest                              3,685        3,962              8%
Income Taxes (Benefits)                                                       1,234        1,206             (2%)
Minority Interest, Net of Tax                                                     8           17             NM
                                                                         ----------   ----------
  INCOME (LOSS) FROM CONTINUING OPERATIONS                               $    2,443   $    2,739             12%
                                                                         ==========   ==========

Pre-tax Profit Margin                                                          36.1%        37.7%
Non-Compensation Expenses as a Percent of
  Net Revenues                                                                 17.1%        19.2%
Compensation and Benefits Expenses as a Percent of
  Net Revenues                                                                 38.6%        39.1%
Compensation and Benefits Expenses as a Percent of
  Risk Adjusted Revenues (1)                                                   42.1%        40.7%

(1) Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
REVENUE DETAILS
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
INVESTMENT BANKING REVENUE:
  Debt Underwriting                                                      $      349    $      359    $      270    $      296
  Equity Underwriting                                                           342           308           195           177
  Advisory and Other Fees                                                       352           450           434           482
  Revenue Recognized in Private Client Segment                                 (139)         (132)         (129)         (102)
                                                                         ----------    ----------    ----------    ----------
    Total Investment Banking Revenues                                    $      904    $      985    $      770    $      853
                                                                         ==========    ==========    ==========    ==========

TRADING RELATED REVENUE BY PRODUCT
  Fixed Income                                                           $    1,506    $    1,140    $    1,069    $      947
  Equities                                                                      148           196             2           (17)
  Foreign Exchange                                                              435           522           412           357
  Other                                                                          84            33            68            29
  Revenue Recognized in Private Client Segment                                 (120)         (112)         (121)         (114)
                                                                         ----------    ----------    ----------    ----------
  Total Trading Related Revenue                                          $    2,053    $    1,779    $    1,430    $    1,202
                                                                         ==========    ==========    ==========    ==========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
       Principal Transactions                                            $    1,296    $    1,071    $      924    $      438
       Net Interest Revenue                                                     757           708           506           764
                                                                         ----------    ----------    ----------    ----------
    Total Trading Related Revenue                                        $    2,053    $    1,779    $    1,430    $    1,202
                                                                         ==========    ==========    ==========    ==========

                                                                                                           2Q 2003 VS.
                                                                             1Q            2Q            2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
INVESTMENT BANKING REVENUE:
  Debt Underwriting                                                      $      402    $      507              41%
  Equity Underwriting                                                           155           307               -
  Advisory and Other Fees                                                       375           366             (19%)
  Revenue Recognized in Private Client Segment                                 (106)         (158)            (20%)
                                                                         ----------    ----------
    Total Investment Banking Revenues                                    $      826    $    1,022               4%
                                                                         ==========    ==========

TRADING RELATED REVENUE BY PRODUCT
  Fixed Income                                                           $    1,444    $    1,257              10%
  Equities                                                                      111           183              (7%)
  Foreign Exchange                                                              418           390             (25%)
  Other                                                                          45            64              94%
  Revenue Recognized in Private Client Segment                                 (126)         (121)             (8%)
                                                                         ----------    ----------
  Total Trading Related Revenue                                          $    1,892    $    1,773               -
                                                                         ==========    ==========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
       Principal Transactions                                            $    1,258    $      988              (8%)
       Net Interest Revenue                                                     634           785              11%
                                                                         ----------    ----------
    Total Trading Related Revenue                                        $    1,892    $    1,773               -
                                                                         ==========    ==========

                                                                             YTD           YTD           YTD 2Q 2003 VS.
                                                                             2Q            2Q         YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
INVESTMENT BANKING REVENUE:
  Debt Underwriting                                                      $      708    $      909              28%
  Equity Underwriting                                                           650           462             (29%)
  Advisory and Other Fees                                                       802           741              (8%)
  Revenue Recognized in Private Client Segment                                 (271)         (264)              3%
                                                                         ----------    ----------
    Total Investment Banking Revenues                                    $    1,889    $    1,848              (2%)
                                                                         ==========    ==========

TRADING RELATED REVENUE BY PRODUCT
  Fixed Income                                                           $    2,646    $    2,701               2%
  Equities                                                                      344           294             (15%)
  Foreign Exchange                                                              957           808             (16%)
  Other                                                                         117           109              (7%)
  Revenue Recognized in Private Client Segment                                 (232)         (247)             (6%)
                                                                         ----------    ----------
  Total Trading Related Revenue                                          $    3,832    $    3,665              (4%)
                                                                         ==========    ==========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
       Principal Transactions                                            $    2,367    $    2,246              (5%)
       Net Interest Revenue                                                   1,465         1,419              (3%)
                                                                         ----------    ----------
    Total Trading Related Revenue                                        $    3,832    $    3,665              (4%)
                                                                         ==========    ==========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    4,378    $    4,219    $    3,691    $    3,451
Total Operating Expenses                                                      2,275         2,222         1,695         1,479
Provision for Credit Losses                                                     499           262           576           709
                                                                         ----------    ----------    ----------    ----------
Income Before Taxes and Minority Interest                                     1,604         1,735         1,420         1,263

Income Taxes                                                                    543           596           492           372
Minority Interest, Net of Tax                                                     2             3             5            14
                                                                         ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $    1,059    $    1,136    $      923    $      877
                                                                         ==========    ==========    ==========    ==========

INVESTMENT BANKING

UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
  DEBT AND EQUITY:
     Global Volume (1)                                                   $  141,961    $  116,686    $   89,897    $   91,589
     Global Market Share                                                       11.6%         10.2%         10.0%          9.5%
     Rank                                                                         1             1             1             1

     U.S. Volume (2)                                                     $  114,651    $   85,050    $   73,115    $   67,555
     U.S. Market Share                                                         13.8%         11.5%         11.6%         10.3%
     Rank                                                                         1             1             1             1

                                                                                                           2Q 2003 VS.
                                                                             1Q            2Q            2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    4,180    $    4,531               7%
Total Operating Expenses                                                      2,354         2,546              15%
Provision for Credit Losses                                                     107           286               9%
                                                                         ----------    ----------
Income Before Taxes and Minority Interest                                     1,719         1,699              (2%)

Income Taxes                                                                    520           524             (12%)
Minority Interest, Net of Tax                                                     5            12              NM
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $    1,194    $    1,163               2%
                                                                         ==========    ==========

INVESTMENT BANKING

UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
  DEBT AND EQUITY:
     Global Volume (1)                                                   $  145,308    $  142,764              22%
     Global Market Share                                                       10.6%         10.5%
     Rank                                                                         1             1

     U.S. Volume (2)                                                     $  115,699    $  101,464              19%
     U.S. Market Share                                                         12.8%         12.1%
     Rank                                                                         1             1

                                                                            YTD           YTD            YTD 2Q 2003 VS.
                                                                             2Q            2Q         YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    8,597    $    8,711               1%
Total Operating Expenses                                                      4,497         4,900               9%
Provision for Credit Losses                                                     761           393             (48%)
                                                                         ----------    ----------
Income Before Taxes and Minority Interest                                     3,339         3,418               2%

Income Taxes                                                                  1,139         1,044              (8%)
Minority Interest, Net of Tax                                                     5            17              NM
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $    2,195    $    2,357               7%
                                                                         ==========    ==========

INVESTMENT BANKING

UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
  DEBT AND EQUITY:
     Global Volume (1)                                                   $  258,647    $  288,072              11%
     Global Market Share                                                       11.0%         10.5%
     Rank                                                                         1             1

     U.S. Volume (2)                                                     $  199,701    $  217,163               9%
     U.S. Market Share                                                         12.7%         12.5%
     Rank                                                                         1             1

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      857    $      962    $      911    $      890
Total Operating Expenses                                                        653           630           633           667
Provision for Credit Losses                                                      69             3            88            49
                                                                         ----------    ----------    ----------    ----------
Income Before Taxes                                                             135           329           190           174
Income Taxes                                                                     46           113            61            50
                                                                         ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $       89    $      216    $      129    $      124
                                                                         ==========    ==========    ==========    ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)                                 $       81    $       84    $       86    $       89

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)                                  $      5.2    $      5.4    $      5.3    $      5.1

                                                                                                           2Q 2003 VS.
                                                                             1Q            2Q            2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      913    $      908              (6%)
Total Operating Expenses                                                        625           634               1%
Provision for Credit Losses                                                       9            12              NM
                                                                         ----------    ----------
Income Before Taxes                                                             279           262             (20%)
Income Taxes                                                                     82            75             (34%)
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      197    $      187             (13%)
                                                                         ==========    ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)                                 $       92    $       96              14%

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)                                  $      5.2    $      5.6               4%

                                                                            YTD           YTD            YTD 2Q 2003 VS.
                                                                            2Q            2Q          YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    1,819    $    1,821               -
Total Operating Expenses                                                      1,283         1,259              (2%)
Provision for Credit Losses                                                      72            21             (71%)
                                                                         ----------    ----------
Income Before Taxes                                                             464           541              17%
Income Taxes                                                                    159           157               (1%)
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      305    $      384              26%
                                                                         ==========    ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

PRIVATE CLIENT SERVICES
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
REVENUES:
Fee-Based and Net Interest Revenue                                       $      770    $      799    $      728    $      658
Commissions and Other Transactional Revenue                                     737           752           702           684
                                                                         ----------    ----------    ----------    ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                       1,507         1,551         1,430         1,342
                                                                         ----------    ----------    ----------    ----------
Total Operating Expenses                                                      1,165         1,198         1,133         1,059
Provision for Credit Losses                                                       -             2             -             4
                                                                         ----------    ----------    ----------    ----------
Income Before Taxes                                                             342           351           297           279
Income Taxes                                                                    125           128           109           108
                                                                         ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      217    $      223    $      188    $      171
                                                                         ==========    ==========    ==========    ==========

Pretax Profit Margin                                                             23%           23%           21%           21%

Financial Consultants                                                        12,767        12,808        12,744        12,690
Annualized Revenue per FC (000)                                          $      481    $      482    $      444    $      418
Branch offices                                                                  534           536           536           534

CLIENT ASSETS (in billions of dollars)

ASSETS UNDER FEE-BASED MANAGEMENT:

    Consulting Group and Internally Managed Accounts                     $      130    $      116    $      103    $      106
    Financial Consultant Managed Accounts                                        60            55            49            52
                                                                         ----------    ----------    ----------    ----------
    TOTAL PRIVATE CLIENT (1)                                             $      190    $      171    $      152    $      158
                                                                         ==========    ==========    ==========    ==========

TOTAL CLIENT ASSETS:
   Private Client                                                        $      858    $      802    $      734    $      762
   Other Investor Assets within Citigroup Global Markets                        127           130           116           129
                                                                         ----------    ----------    ----------    ----------
   TOTAL (1)                                                             $      985    $      932    $      850    $      891
                                                                         ==========    ==========    ==========    ==========

Net Client Asset Flows                                                   $       15    $        9    $        7    $        3

Bank Deposit Program                                                     $       37    $       37    $       40    $       41

                                                                                                          2Q, 2003 VS.
                                                                             1Q            2Q           2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
REVENUES:
Fee-Based and Net Interest Revenue                                       $      687    $      678             (15%)
Commissions and Other Transactional Revenue                                     640           771               3%
                                                                         ----------    ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                       1,327         1,449              (7%)
                                                                         ----------    ----------
Total Operating Expenses                                                      1,072         1,156              (4%)
Provision for Credit Losses                                                       1             -            (100%)
                                                                         ----------    ----------
Income Before Taxes                                                             254           293             (17%)
Income Taxes                                                                     97           112             (13%)
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      157    $      181             (19%)
                                                                         ==========    ==========

Pretax Profit Margin                                                             19%           20%

Financial Consultants                                                        12,471        12,317              (4%)
Annualized Revenue per FC (000)                                          $      428    $      467              (3%)
Branch offices                                                                  532           531              (1%)

CLIENT ASSETS (in billions of dollars)

ASSETS UNDER FEE-BASED MANAGEMENT:

    Consulting Group and Internally Managed Accounts                     $      107    $      121               4%
    Financial Consultant Managed Accounts                                        53            61              11%
                                                                         ----------    ----------
    TOTAL PRIVATE CLIENT (1)                                             $      160    $      182               6%
                                                                         ==========    ==========

TOTAL CLIENT ASSETS:
   Private Client                                                        $      763    $      834               4%
   Other Investor Assets within Citigroup Global Markets                        119           125              (4%)
                                                                         ----------    ----------
     TOTAL (1)                                                           $      882    $      959               3%
                                                                         ==========    ==========

Net Client Asset Flows                                                   $        5    $        9               -

Bank Deposit Program                                                     $       42    $       42              14%

                                                                            YTD           YTD            YTD 2Q 2003 VS.
                                                                             2Q            2Q         YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
REVENUES:
Fee-Based and Net Interest Revenue                                            1,569         1,365             (13%)
Commissions and Other Transactional Revenue                                   1,489         1,411              (5%)
                                                                         ----------    ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $    3,058    $    2,776              (9%)
                                                                         ----------    ----------
Total Operating Expenses                                                      2,363         2,228              (6%)
Provision for Credit Losses                                                       2             1             (50%)
                                                                         ----------    ----------
Income Before Taxes                                                             693           547             (21%)
Income Taxes                                                                    253           209             (17%)
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                        $      440    $      338             (23%)
                                                                         ==========    ==========

Pretax Profit Margin                                                             23%           20%

Financial Consultants
Annualized Revenue per FC (000)
Branch offices

CLIENT ASSETS (in billions of dollars)

ASSETS UNDER FEE-BASED MANAGEMENT:

    Consulting Group and Internally Managed Accounts
    Financial Consultant Managed Accounts

    TOTAL PRIVATE CLIENT (1)

TOTAL CLIENT ASSETS:
   Private Client
   Other Investor Assets within Citigroup Global Markets

    TOTAL (1)

Net Client Asset Flows

Bank Deposit Program

(1)  Includes some assets jointly managed with Citigroup Asset Management

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES - PAGE 1
(In millions of dollars)

                                                                            1Q          2Q          3Q          4Q
                                                                           2002        2002        2002        2002
                                                                        ----------  ----------  ----------  ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE (1)                             $    1,018  $    1,034  $      925  $    1,099
Total Operating Expenses                                                        92         112         124         173
Provision for Benefits and Claims                                              616         735         698         677
                                                                        ----------  ----------  ----------  ----------
Income Before Taxes                                                            310         187         103         249
Income Taxes and Minority Interest, net of tax                                  96          50          20          66
                                                                        ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS                                       $      214  $      137  $       83  $      183
                                                                        ==========  ==========  ==========  ==========
Less:  Realized Insurance Investment Portfolio (Gains) /
   Losses - after-tax                                                          (10)        118         100          11
                                                                        ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS BEFORE REALIZED INSURANCE
   INVESTMENT PORTFOLIO GAINS / (LOSSES) (2)                            $      204  $      255  $      183  $      194
                                                                        ==========  ==========  ==========  ==========

INCOME FROM CONTINUING OPERATIONS BEFORE REALIZED INSURANCE
   INVESTMENT PORTFOLIO GAINS / (LOSSES):
       Travelers Life & Annuity                                         $      200  $      206  $      170  $      200
       International Insurance Manufacturing                            $        4  $       49  $       13  $       (6)

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                                    $      123  $      112  $       89  $       94
Group annuities                                                                 98          96          62         109
Life                                                                            41          66          47          53
Other                                                                           27          25          37          29
                                                                        ----------  ----------  ----------  ----------
   Total Travelers Life & Annuity                                              289         299         235         285
Total International Insurance Manufacturing                                      5          70          16         (14)
Realized Insurance Investment Portfolio Gains / (Losses)                        16        (182)       (148)        (22)
                                                                        ----------  ----------  ----------  ----------
   Total Life Insurance and Annuities                                   $      310  $      187  $      103  $      249
                                                                        ==========  ==========  ==========  ==========

                                                                                                       2Q 2003 VS.
                                                                            1Q         2Q          2Q 2002 INCREASE/
                                                                           2003       2003             (DECREASE)
                                                                        ----------  ----------  ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (1)                             $    1,133  $    1,164            13%
Total Operating Expenses                                                       179         184            64%
Provision for Benefits and Claims                                              680         718            (2%)
                                                                        ----------  ----------
Income Before Taxes                                                            274         262            40%
Income Taxes and Minority Interest, net of tax                                  38          72            44%
                                                                        ----------  ----------
INCOME FROM CONTINUING OPERATIONS                                       $      236  $      190            39%
                                                                        ==========  ==========

Less:  Realized Insurance Investment Portfolio (Gains) /
  Losses - after-tax                                                             2           1           (99%)
                                                                        ----------  ----------
INCOME FROM CONTINUING OPERATIONS BEFORE REALIZED INSURANCE
   INVESTMENT PORTFOLIO GAINS / (LOSSES) (2)                            $      238  $      191           (25%)
                                                                        ==========  ==========

INCOME FROM CONTINUING OPERATIONS BEFORE REALIZED INSURANCE
   INVESTMENT PORTFOLIO GAINS / (LOSSES):
       Travelers Life & Annuity                                         $      223  $      174           (16%)
       International Insurance Manufacturing                            $       15  $       17           (65%)

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                                    $       92  $       87           (22%)
Group annuities                                                                 85          83           (14%)
Life                                                                            48          54           (18%)
Other                                                                           33          17           (32%)
                                                                        ----------  ----------
   Total Travelers Life & Annuity                                              258         241           (19%)
Total International Insurance Manufacturing                                     19          23           (67%)
Realized Insurance Investment Portfolio Gains / (Losses)                        (3)         (2)           99%
                                                                        ----------  ----------
   Total Life Insurance and Annuities                                   $      274  $      262            40%
                                                                        ==========  ==========

                                                                          YTD          YTD          YTD 2Q 2003 VS.
                                                                          2Q           2Q        YTD 2Q 2002 INCREASE/
                                                                          2002         2003            (DECREASE)
                                                                        ----------  ----------  ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (1)                             $    2,052  $    2,297            12%
Total Operating Expenses                                                       204         363            78%
Provision for Benefits and Claims                                            1,351       1,398             3%
                                                                        ----------  ----------
Income Before Taxes                                                            497         536             8%
Income Taxes and Minority Interest, net of tax                                 146         110           (25%)
                                                                        ----------  ----------
INCOME FROM CONTINUING OPERATIONS                                       $      351  $      426            21%
                                                                        ==========  ==========

Less:  Realized Insurance Investment Portfolio (Gains) /
   Losses - after-tax                                                          108           3           (97%)
                                                                        ----------  ----------
INCOME FROM CONTINUING OPERATIONS BEFORE REALIZED INSURANCE
   INVESTMENT PORTFOLIO GAINS / (LOSSES) (2)                            $      459  $      429            (7%)
                                                                        ==========  ==========

INCOME FROM CONTINUING OPERATIONS BEFORE REALIZED INSURANCE
   INVESTMENT PORTFOLIO GAINS / (LOSSES):
       Travelers Life & Annuity                                         $      406  $      397            (2%)
       International Insurance Manufacturing                            $       53  $       32           (40%)

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                                    $      235  $      179           (24%)
Group annuities                                                                194         168           (13%)
Life                                                                           107         102            (5%)
Other                                                                           52          50            (4%)
                                                                        ----------  ----------
   Total Travelers Life & Annuity                                              588         499           (15%)
Total International Insurance Manufacturing                                     75          42           (44%)
Realized Insurance Investment Portfolio Gains / (Losses)                      (166)         (5)           97%
                                                                        ----------  ----------
   Total Life Insurance and Annuities                                   $      497  $      536             8%
                                                                        ==========  ==========

(1) Includes pre-tax realized insurance investment portfolio gains (losses) of $16, ($182), ($148), and ($22) million, for the first, second, third and fourth quarters of 2002, respectively, and ($3) and ($2) million for the first and second quarters of 2003.

(2) Income from Continuing Operations before Realized Insurance Investment Portfolio Gains / ((Losses) is a non-GAAP measure. The Company believes that this presentation of income, which management uses internally to measure performance, is useful to investors because it enhances the understanding of ongoing operations and the underlying trends of the business. The timing of realized insurance investment portfolio gains and losses can be significantly impacted by both discretionary and economic factors and therefore management believes it is important to understand the impact of realized investment gains and losses in order to evaluate current operating trends.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES - PAGE 2
(In millions of dollars)

                                                                            1Q          2Q          3Q          4Q
                                                                           2002        2002        2002        2002
                                                                        ----------  ----------  ----------  ----------
TRAVELERS LIFE AND ANNUITY:
  INDIVIDUAL ANNUITIES:
  Net written premiums and deposits:
    Fixed                                                               $      376  $      400  $      325  $      193
    Variable                                                                 1,136       1,119         962         864
    Individual Payout                                                           14          12          15          17
                                                                        ----------  ----------  ----------  ----------
      Total                                                             $    1,526  $    1,531  $    1,302  $    1,074
                                                                        ==========  ==========  ==========  ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT RESERVES: (1)
    Fixed                                                               $    7,889  $    8,229  $    8,515  $    8,647
    Variable                                                                22,168      20,328      18,173      19,152
    Individual Payout                                                          646         644         645         649
                                                                        ----------  ----------  ----------  ----------
      Total                                                             $   30,703  $   29,201  $   27,333  $   28,448
                                                                        ==========  ==========  ==========  ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT RESERVES ROLLFORWARD: (1)
    Beginning of Period                                                 $   30,049  $   30,703  $   29,201  $   27,333
      Net Sales                                                                796         661         464         262
      Change in Market Value                                                  (116)     (2,130)     (2,318)        856
      Interest Credited                                                        116         121         128         133
      Benefits, Fees and Other                                                (142)       (154)       (142)       (136)
                                                                        ----------  ----------  ----------  ----------
      End of Period                                                     $   30,703  $   29,201  $   27,333  $   28,448
                                                                        ==========  ==========  ==========  ==========

  GROUP ANNUITIES:
  Net Written Premiums and Deposits (2)                                 $    1,525  $    2,350  $    1,397  $    1,020
  Policyholder account balances and benefit reserves:
    Guaranteed Investment Contracts                                     $    9,745  $   10,808  $   10,970  $   10,719
    Payout Group Annuities                                                   5,720       5,942       6,099       6,202
    Other Group Investment Contracts                                         5,819       5,759       5,581       5,380
                                                                        ----------  ----------  ----------  ----------
      Total                                                             $   21,284  $   22,509  $   22,650  $   22,301
                                                                        ==========  ==========  ==========  ==========

  LIFE INSURANCE:
  Net written premiums and deposits:
    Direct periodic premiums and deposits                               $      233  $      177  $      143  $      218
    Single premium deposits                                                     76          72          64          73
    Reinsurance                                                                (26)        (28)        (29)        (30)
                                                                        ----------  ----------  ----------  ----------
      Total                                                             $      283  $      221  $      178  $      261
                                                                        ==========  ==========  ==========  ==========

    Policyholder account balances and benefit reserves:                 $    3,592  $    3,643  $    3,635  $    3,852
    Life insurance in force (in billions, face amt.)                    $     77.8  $     79.6  $     80.7  $     82.0
    Life insurance issued (in billions, face amt.)                      $      4.5  $      4.0  $      3.2  $      3.3


  INVESTMENT DATA:
    Assets                                                              $   35,179  $   36,869  $   38,075  $   39,766
    Net Investment Income                                               $      619  $      638  $      620  $      693
    Annualized Effective Yield                                                7.11%       7.12%       6.57%       7.25%

                                                                                                       2Q 2003 VS.
                                                                            1Q         2Q          2Q 2002 INCREASE/
                                                                           2003       2003             (DECREASE)
                                                                        ----------  ----------  ------------------------
TRAVELERS LIFE AND ANNUITY:

  INDIVIDUAL ANNUITIES:

  Net written premiums and deposits:
    Fixed                                                               $      141  $      177           (56%)
    Variable                                                                   811         960           (14%)
    Individual Payout                                                           20          12             -
                                                                        ----------  ----------
      Total                                                             $      972  $    1,149           (25%)
                                                                        ==========  ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT RESERVES: (1)
    Fixed                                                               $    8,755  $    8,873            8%
    Variable                                                                18,874      21,195            4%
    Individual Payout                                                          653         649            1%
                                                                        ----------  ----------
      Total                                                             $   28,282  $   30,717            5%
                                                                        ==========  ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT RESERVES ROLLFORWARD: (1)
    Beginning of Period                                                 $   28,448  $   28,282           (8%)
      Net Sales                                                                186         382           (42%)
      Change in Market Value                                                  (345)      2,065            NM
      Interest Credited                                                        122         125             3%
      Benefits, Fees and Other                                                (129)       (137)           11%
                                                                        ----------  ----------
      End of Period                                                     $   28,282  $   30,717            5%
                                                                        ==========  ==========

  GROUP ANNUITIES:
  Net Written Premiums and Deposits (2)                                 $    2,111  $    1,361           (42%)
  Policyholder account balances and benefit reserves:
    Guaranteed Investment Contracts                                     $   11,624  $   11,645             8%
    Payout Group Annuities                                                   6,320       6,519            10%
    Other Group Investment Contracts                                         5,433       5,480            (5%)
                                                                        ----------  ----------
      Total                                                             $   23,377  $   23,644             5%
                                                                        ==========  ==========

  LIFE INSURANCE:
  Net written premiums and deposits:
    Direct periodic premiums and deposits                               $      209  $      185             5%
    Single premium deposits                                                     49          81            13%
    Reinsurance                                                                (30)        (34)          (21%)
                                                                        ----------  ----------
      Total                                                             $      228  $      232             5%
                                                                        ==========  ==========
    Policyholder account balances and benefit reserves:                 $    3,971  $    4,225            16%
    Life insurance in force (in billions, face amt.)                    $     83.2  $     84.5             6%
    Life insurance issued (in billions, face amt.)                      $      3.3  $      3.6           (10%)

  INVESTMENT DATA:
    Assets                                                              $   42,316  $   43,466            18%
    Net Investment Income                                               $      661  $      648             2%
    Annualized Effective Yield                                                6.78%       6.42%

                                                                          YTD          YTD          YTD 2Q 2003 VS.
                                                                          2Q           2Q        YTD 2Q 2002 INCREASE/
                                                                          2002         2003            (DECREASE)
                                                                        ----------  ----------  ------------------------
TRAVELERS LIFE AND ANNUITY:

  INDIVIDUAL ANNUITIES:
  Net written premiums and deposits:
    Fixed                                                               $      776  $      318           (59%)
    Variable                                                                 2,255       1,771           (21%)
    Individual Payout                                                           26          32            23%
                                                                        ----------  ----------
      Total                                                             $    3,057  $    2,121           (31%)
                                                                        ==========  ==========

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT RESERVES: (1)
    Fixed
    Variable
    Individual Payout
      Total

  POLICYHOLDER ACCOUNT BALANCES AND BENEFIT RESERVES ROLLFORWARD: (1)
    Beginning of Period
      Net Sales
      Change in Market Value
      Interest Credited
      Benefits, Fees and Other
      End of Period

  GROUP ANNUITIES:
  Net Written Premiums and Deposits (2)                                 $    3,875  $    3,472           (10%)

  Policyholder account balances and benefit reserves:
    Guaranteed Investment Contracts
    Payout Group Annuities
    Other Group Investment Contracts
      Total

  LIFE INSURANCE:
  Net written premiums and deposits:
    Direct periodic premiums and deposits                               $      410  $      394            (4%)
    Single premium deposits                                                    148         130           (12%)
    Reinsurance                                                                (54)        (64)          (19%)
                                                                        ----------  ----------
      Total                                                             $      504  $      460            (9%)
                                                                        ==========  ==========
    Policyholder account balances and benefit reserves:
    Life insurance in force (in billions, face amt.)
    Life insurance issued (in billions, face amt.)                      $      8.5  $      6.9           (19%)

  INVESTMENT DATA:
    Assets
    Net Investment Income                                               $    1,257  $    1,309             4%
    Annualized Effective Yield                                                7.12%       6.60%

(1)  Includes general account, separate accounts and managed funds.

(2)  Excludes deposits related to Citigroup plans previously managed externally.

NM Not meaningful

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

                                                                            1Q          2Q          3Q          4Q
                                                                           2002        2002        2002        2002
                                                                        ----------  ----------  ----------  ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                 $      423  $      428  $      414  $      439
Total Operating Expenses                                                       257         261         237         252
Provision for Credit Losses                                                      6           -           5           7
                                                                        ----------  ----------  ----------  ----------
Income Before Taxes                                                            160         167         172         180
Income Taxes                                                                    49          54          55          58
                                                                        ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS                                       $      111  $      113  $      117  $      122
                                                                        ==========  ==========  ==========  ==========
Average Assets (in billions of dollars)                                 $       28  $       29  $       29  $       30
                                                                        ==========  ==========  ==========  ==========
Return on Assets                                                              1.61%       1.56%       1.60%       1.61%
                                                                        ==========  ==========  ==========  ==========
Client Business Volumes (in billions of dollars) (1)                    $      166  $      163  $      163  $      170
                                                                        ==========  ==========  ==========  ==========

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS) (1):
  Proprietary Managed Assets                                            $       31  $       29  $       31  $       32
  Other Assets under Fee-Based Management                                        9           9           8           8
  Banking and Fiduciary Deposits                                                35          36          36          38
  Loans                                                                         29          30          31          33
  Other, Principally Custody Accounts                                           62          59          57          59
                                                                        ----------  ----------  ----------  ----------
    Total Client Business Volumes                                       $      166  $      163  $      163  $      170
                                                                        ==========  ==========  ==========  ==========

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee-Based Revenues                                                  $      273  $      270  $      269  $      283
  Transaction Revenues                                                          91          96          74          90
                                                                        ----------  ----------  ----------  ----------
    Total Customer Revenues                                                    364         366         343         373
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                                        59          62          71          66
                                                                        ----------  ----------  ----------  ----------
    TOTAL REVENUES                                                      $      423  $      428  $      414  $      439
                                                                        ==========  ==========  ==========  ==========
      North America                                                     $      187  $      184  $      187  $      197
      International                                                            236         244         227         242
                                                                        ----------  ----------  ----------  ----------
                                                                        $      423  $      428  $      414  $      439
                                                                        ==========  ==========  ==========  ==========

Net Credit Loss Ratio                                                         0.04%       0.00%       0.08%       0.10%

                                                                                                       2Q 2003 VS.
                                                                            1Q         2Q          2Q 2002 INCREASE/
                                                                           2003       2003             (DECREASE)
                                                                        ----------  ----------  ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                 $      461  $      519            21%
Total Operating Expenses                                                       275         311            19%
Provision for Credit Losses                                                      4           6             -
                                                                        ----------  ----------
Income Before Taxes                                                            182         202            21%
Income Taxes                                                                    57          64            19%
                                                                        ----------  ----------
INCOME FROM CONTINUING OPERATIONS                                       $      125  $      138            22%
                                                                        ==========  ==========
Average Assets (in billions of dollars)                                 $       34  $       38            31%
                                                                        ==========  ==========
Return on Assets                                                              1.49%       1.46%
                                                                        ==========  ==========
Client Business Volumes (in billions of dollars) (1)                    $      172  $      180            10%
                                                                        ==========  ==========

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS) (1):
  Proprietary Managed Assets                                            $       32  $       33            14%
  Other Assets under Fee-Based Management                                        7           7           (22%)
  Banking and Fiduciary Deposits                                                39          41            14%
  Loans                                                                         34          35            17%
  Other, Principally Custody Accounts                                           60          64             8%
                                                                        ----------  ----------
    Total Client Business Volumes                                       $      172  $      180            10%
                                                                        ==========  ==========

REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
      Fee-Based Revenues                                                $      287  $      316            17%
    Transaction Revenues                                                       115         148            54%
                                                                        ----------  ----------
      Total Customer Revenues                                                  402         464            27%
Other Revenues (Principally Allocated Equity
     and Treasury Revenues)                                                     59          55           (11%)
                                                                        ----------  ----------
    TOTAL REVENUES                                                      $      461  $      519            21%
                                                                        ==========  ==========
      North America                                                     $      210  $      221            20%
      International                                                            251         298            22%
                                                                        ----------  ----------
                                                                        $      461  $      519            21%
                                                                        ==========  ==========

Net Credit Loss Ratio                                                         0.03%       0.05%

                                                                          YTD          YTD          YTD 2Q 2003 VS.
                                                                          2Q           2Q        YTD 2Q 2002 INCREASE/
                                                                          2002         2003            (DECREASE)
                                                                        ----------  ----------  ------------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                 $      851  $      980            15%
Total Operating Expenses                                                       518         586            13%
Provision for Credit Losses                                                      6          10            67%
                                                                        ----------  ----------
Income Before Taxes                                                            327         384            17%
Income Taxes                                                                   103         121            17%
                                                                        ----------  ----------
INCOME FROM CONTINUING OPERATIONS                                       $      224  $      263            17%
                                                                        ==========  ==========
Average Assets (in billions of dollars)                                 $       29  $       36            24%
                                                                        ==========  ==========
Return on Assets                                                              1.56%       1.47%
                                                                        ==========  ==========
Client Business Volumes (in billions of dollars) (1)                    $      163  $      180            10%
                                                                        ==========  ==========

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS) (1):
  Proprietary Managed Assets
  Other Assets under Fee-Based Management
  Banking and Fiduciary Deposits
  Loans
  Other, Principally Custody Accounts

    Total Client Business Volumes

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee-Based Revenues                                                  $      543  $      603            11%
  Transaction Revenues                                                         187         263            41%
                                                                        ----------  ----------
    Total Customer Revenues                                                    730         866            19%
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                                                       121         114            (6%)
                                                                        ----------  ----------
    TOTAL REVENUES                                                      $      851  $      980            15%
                                                                        ==========  ==========
      North America                                                     $      371  $      431            16%
      International                                                            480         549            14%
                                                                        ----------  ----------
                                                                        $      851  $      980            15%
                                                                        ==========  ==========

Net Credit Loss Ratio

(1) Client Business Volumes reflect the inclusion of Banamex beginning in the 2002 third quarter.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT (1)
(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      470   $     475    $     451    $     445
Total Operating Expenses                                                        318          298          280          293
                                                                         ----------   ----------   ----------   ----------
Income Before Taxes and Minority Interest                                       152          177          171          152
Income Taxes and Minority Interest, net of tax                                   53           56           57           43
                                                                         ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $       99   $      121   $      114   $      109
                                                                         ==========   ==========   ==========   ==========
Pre-tax profit margin                                                          32.3%        37.3%        37.9%        34.2%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
  Total Revenues, Net of Interest Expense                                $      385   $      393   $      361          361
  Total Operating Expenses                                                      257          260          243          246
                                                                         ----------   ----------   ----------   ----------
  Income Before Taxes                                                           128          133          118          115
  Income taxes                                                                   50           49           45           43
                                                                         ----------   ----------   ----------   ----------
  INCOME FROM CONTINUING OPERATIONS                                      $       78   $       84   $       73           72
                                                                         ==========   ==========   ==========   ==========

RETIREMENT SERVICES:
  Total Revenues, Net of Interest Expense                                $       85   $       82   $       90           84
  Total Operating Expenses                                                       61           38           37           47
                                                                         ----------   ----------   ----------   ----------
  Income Before Taxes and Minority Interest                                      24           44           53           37
  Income Taxes and Minority Interest, net of tax                                  3            7           12            -
                                                                         ----------   ----------   ----------   ----------
  INCOME FROM CONTINUING OPERATIONS                                      $       21   $       37   $       41   $       37
                                                                         ==========   ==========   ==========   ==========

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                                      $      6.0   $      3.3   $      0.5   $      0.9
Institutional
  Long Term                                                                     4.1          3.6          1.6          1.4
  Liquidity                                                                     9.8          1.7         (8.1)        10.1
                                                                         ----------   ----------   ----------   ----------
Total Institutional                                                            13.9          5.3         (6.5)        11.5
                                                                         ----------   ----------   ----------   ----------
  Net Flows Excluding US Retail Money Markets                            $     19.9   $      8.6   $     (6.0)  $     12.4
                                                                         ==========   ==========   ==========   ==========
US Retail Money Markets                                                  $     (1.6)  $     (4.5)  $     (3.0)  $     (3.5)

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank (2)                                                  $    238.9   $    220.6   $    201.5   $    205.1
Institutional                                                                 156.6        161.7        150.2        163.9
Retirement Services                                                             9.9         10.1         10.6         11.1
Other (3)                                                                      46.3         47.3         81.5         82.8
                                                                         ----------   ----------   ----------   ----------
  Total Assets Under Management (2, 3)                                   $    451.7   $    439.7   $    443.8   $    462.9
                                                                         ==========   ==========   ==========   ==========

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced                                                          $    165.5   $    151.2   $    129.4   $    132.9
Fixed Income                                                                  106.3        111.7        145.1        152.9
Money Markets/Liquidity                                                       140.6        135.2        124.3        132.3
Alternative Investments                                                        39.3         41.6         45.0         44.8
                                                                         ----------   ----------   ----------   ----------
  Total Assets Under Management (2, 3)                                   $    451.7   $    439.7   $    443.8   $    462.9
                                                                         ==========   ==========   ==========   ==========

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES (4)
  Equity                                                                         11           12           13           14
  Fixed Income                                                                   10           13           13           12

CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION                   $      181   $      176   $      159   $      163
  (IN BILLIONS OF DOLLARS)

                                                                                                         2Q 2003 VS.
                                                                             1Q           2Q          2Q 2002 INCREASE/
                                                                            2003         2003             (DECREASE)
                                                                         ----------   ----------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      400   $      411             (13%)
Total Operating Expenses                                                        254          264             (11%)
                                                                         ----------   ----------
Income Before Taxes and Minority Interest                                       146          147             (17%)
Income Taxes and Minority Interest, net of tax                                   41           43             (23%)
                                                                         ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      105   $      104             (14%)
                                                                         ==========   ==========
Pre-tax profit margin                                                          36.5%        35.8%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
  Total Revenues, Net of Interest Expense                                $      328   $      336             (15%)
  Total Operating Expenses                                                      219          226             (13%)
                                                                         ----------   ----------
  Income Before Taxes                                                           109          110             (17%)
  Income taxes                                                                   39           40             (18%)
                                                                         ----------   ----------
  INCOME FROM CONTINUING OPERATIONS                                      $       70   $       70             (17%)
                                                                         ==========   ==========

RETIREMENT SERVICES:
  Total Revenues, Net of Interest Expense                                $       72   $       75              (9%)
  Total Operating Expenses                                                       35           38               0%
                                                                         ----------   ----------
  Income Before Taxes and Minority Interest                                      37           37             (16%)
  Income Taxes and Minority Interest, net of tax                                  2            3             (57%)
                                                                         ----------   ----------
  INCOME FROM CONTINUING OPERATIONS                                      $       35   $       34              (8%)
                                                                         ==========   ==========

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                                      $     (1.4)  $      3.1              (6%)
Institutional
  Long Term                                                                     1.2          3.8               6%
  Liquidity                                                                    (2.4)         1.1             (35%)
                                                                         ----------   ----------
Total Institutional                                                            (1.2)         4.9              (8%)
                                                                         ----------   ----------
  Net Flows Excluding US Retail Money Markets                            $     (2.6)  $      8.0              (7%)
                                                                         ----------   ----------
US Retail Money Markets                                                  $      0.1   $     (1.6)

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank (2)                                                  $    201.5   $    217.0              (2%)
Institutional                                                                 162.6        172.7               7%
Retirement Services                                                            11.1         12.2              21%
Other (3)                                                                      87.0         90.6              92%
                                                                         ----------   ----------
  Total Assets Under Management (2, 3)                                   $    462.2   $    492.5              12%
                                                                         ==========   ==========

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced                                                          $    125.9   $    141.9              (6%)
Fixed Income                                                                  162.6        173.9              56%
Money Markets/Liquidity                                                       128.9        128.2              (5%)
Alternative Investments                                                        44.8         48.5              17%
                                                                         ----------   ----------
  Total Assets Under Management (2, 3)                                   $    462.2   $    492.5              12%
                                                                         ==========   ==========

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES (4)
  Equity                                                                         16           16              33%
  Fixed Income                                                                   11            6             (54%)

CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION                   $      155   $      170              (3%)
  (IN BILLIONS OF DOLLARS)

                                                                            YTD          YTD          YTD 2Q 2003 VS.
                                                                             2Q           2Q       YTD 2Q 2002 INCREASE/
                                                                            2002         2003            (DECREASE)
                                                                         ----------   ----------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                  $      945   $      811             (14%)
Total Operating Expenses                                                        616          518             (16%)
                                                                         ----------   ----------
Income Before Taxes and Minority Interest                                       329          293             (11%)
Income Taxes and Minority Interest, net of tax                                  109           84             (23%)
                                                                         ----------   ----------
INCOME FROM CONTINUING OPERATIONS                                        $      220   $      209              (5%)
                                                                         ==========   ==========
Pre-tax profit margin

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
  Total Revenues, Net of Interest Expense                                $      778   $      664             (15%)
  Total Operating Expenses                                                      517          445             (14%)
                                                                         ----------   ----------
  Income Before Taxes                                                           261          219             (16%)
  Income taxes                                                                   99           79             (20%)
                                                                         ----------   ----------
  INCOME FROM CONTINUING OPERATIONS                                      $      162   $      140             (14%)
                                                                         ==========   ==========

RETIREMENT SERVICES:
  Total Revenues, Net of Interest Expense                                $      167   $      147             (12%)
  Total Operating Expenses                                                       99           73             (26%)
                                                                         ----------   ----------
  Income Before Taxes and Minority Interest                                      68           74               9%
  Income Taxes and Minority Interest, net of tax                                 10            5             (50%)
                                                                         ----------   ----------
  INCOME FROM CONTINUING OPERATIONS                                      $       58   $       69              19%
                                                                         ==========   ==========

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                                      $      9.3   $      1.7             (82%)
Institutional
  Long Term                                                                     7.7          5.0             (35%)
  Liquidity                                                                    11.5         (1.3)             NM
                                                                         ----------   ----------
Total Institutional                                                            19.2          3.7             (81%)
                                                                         ----------   ----------
  Net Flows Excluding US Retail Money Markets                            $     28.5   $      5.4             (81%)
                                                                         ----------   ----------
US Retail Money Markets                                                  $     (6.1)  $     (1.5)             75%

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank (2)
Institutional
Retirement Services

Other (3)
  Total Assets Under Management (2, 3)

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced
Fixed Income

Money Markets/Liquidity
Alternative Investments

  Total Assets Under Management (2, 3)

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES (4)
  Equity
  Fixed Income

 CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION
  (IN BILLIONS OF DOLLARS)

(1)  Includes Retirement Services Businesses.

(2) Includes $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2002, respectively, and $30 and $31 billion for the first and second quarters of 2003, respectively, for Citigroup Private Bank clients.

(3) Includes CAI Institutional alternative investments, Travelers Property Casualty Corp., and TAMIC AUMs. Travelers Property Casualty Corp. assets of $34 and $35 billion in the third and fourth quarters of 2002 and $39 and $40 billion for the first and second quarters of 2003 are managed by Asset Management on a third-party basis following the spin-off.

(4) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------    ----------   ----------   ----------
Fixed-income investments:
  Available for sale, at market:
     Mortgage-backed securities - principally
        obligations of U.S. Government agencies                          $    8,160    $    8,516   $    9,113   $    8,979
     U.S. Treasury securities and obligations of U.S.
        Government corporations and agencies                                  2,093         2,068        2,254        2,819
     Corporates (including redeemable preferreds)                            24,730        25,840       26,810       27,106
     Obligations of states and political subdivisions                           148           241          318          370
     Debt securities issued by foreign governments                              749           643          537          398
   Held to maturity, at amortized cost                                           13            12           12           11
                                                                         ----------    ----------   ----------   ----------
   Total fixed income                                                        35,893        37,320       39,044       39,683
Equity securities, at market                                                    548           539          470          356
Short Term and Other                                                          4,140         4,230        3,836        6,364
                                                                         ----------    ----------   ----------   ----------
    TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES                        $   40,581    $   42,089   $   43,350   $   46,403
                                                                         ==========    ==========   ==========   ==========

After-tax unrealized gains / (losses) on invested assets                 $     (112)   $      160   $      600   $      753
                                                                         ==========    ==========   ==========   ==========

                                                                                                         2Q 2003 VS.
                                                                             1Q           2Q          2Q 2002 INCREASE/
                                                                            2003         2003            (DECREASE)
                                                                         ----------   ----------   -----------------------
Fixed-income investments:
  Available for sale, at market:
     Mortgage-backed securities - principally
        obligations of U.S. Government agencies                          $   10,528   $   10,671              25%
     U.S. Treasury securities and obligations of U.S.
        Government corporations and agencies                                  2,422        2,481              20%
     Corporates (including redeemable preferreds)                            28,042       29,430              14%
     Obligations of states and political subdivisions                           380          450              87%
     Debt securities issued by foreign governments                              510          640               -
   Held to maturity, at amortized cost                                            9            9             (25%)
                                                                         ----------   ----------
   Total fixed income                                                        41,891       43,681              17%
Equity securities, at market                                                    362          432             (20%)
Short Term and Other                                                          5,890        6,255              48%
                                                                         ----------   ----------
    TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES                        $   48,143   $   50,368              20%
                                                                         ==========   ==========

After-tax unrealized gains / (losses) on invested assets                 $    1,122   $    1,933              NM
                                                                         ==========   ==========

(1) Includes investments held by insurance companies. Excludes Travelers Property Casualty Corp.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

PROPRIETARY INVESTMENT ACTIVITIES (1)
(In millions of dollars)

                                                                             1Q           2Q           3Q           4Q
                                                                            2002         2002         2002         2002
                                                                         ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE (2)                              $      111   $      (49)  $      (67)  $      (30)

TOTAL OPERATING EXPENSES                                                         52           48           76           62

INCOME (LOSS) FROM CONTINUING OPERATIONS (2)                             $       35   $      (70)  $     (120)  $      (74)

TOTAL REVENUES, NET OF INTEREST EXPENSE (BY TYPE):
Private Equity                                                           $       77   $      (89)  $     (651)  $      (91)
Hedge Funds                                                                      11           17           20           23
Refinancing Portfolio                                                             4            3            2            5
Other (2)                                                                        19           20          562           33
                                                                         ----------   ----------   ----------   ----------
  Total                                                                  $      111   $      (49)  $      (67)  $      (30)
                                                                         ==========   ==========   ==========   ==========

TOTAL PERIOD END ASSETS (IN BILLIONS)                                    $      9.6   $      8.6   $      9.1   $      9.4

                                                                                                         2Q 2003 VS.
                                                                             1Q           2Q          2Q 2002 INCREASE/
                                                                            2003         2003            (DECREASE)
                                                                         ----------   ----------   -----------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (2)                              $       94   $      168              NM

TOTAL OPERATING EXPENSES                                                         78           91              90%

INCOME (LOSS) FROM CONTINUING OPERATIONS (2)                             $        -   $       27              NM

TOTAL REVENUES, NET OF INTEREST EXPENSE (BY TYPE):
Private Equity                                                           $       10   $       71              NM
Hedge Funds                                                                      15           38              NM
Refinancing Portfolio                                                             4            3               -
Other (2)                                                                        65           56              NM
                                                                         ----------   ----------
  Total                                                                  $       94   $      168              NM
                                                                         ==========   ==========

TOTAL PERIOD END ASSETS (IN BILLIONS)                                    $      9.1   $      9.1              6%

                                                                            YTD          YTD           YTD 2Q 2003 VS.
                                                                             2Q           2Q        YTD 2Q 2002 INCREASE/
                                                                            2002         2003            (DECREASE)
                                                                         ----------   ----------   -----------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE (2)                              $       62   $      262              NM

TOTAL OPERATING EXPENSES                                                        100          169              69%

INCOME (LOSS) FROM CONTINUING OPERATIONS (2)                             $      (35)  $       27              NM

TOTAL REVENUES, NET OF INTEREST EXPENSE (BY TYPE):
Private Equity                                                           $      (12)  $       81              NM
Hedge Funds                                                                      28           53              89%
Refinancing Portfolio                                                             7            7               -
Other (2)                                                                        39          121              NM
                                                                         ----------   ----------
  Total                                                                  $       62   $      262              NM
                                                                         ==========   ==========

TOTAL PERIOD END ASSETS (IN BILLIONS)

(1) Includes Venture Capital Activities and certain other corporate investments.

(2) The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

                                                                             1Q            2Q            3Q            4Q
                                                                            2002          2002          2002          2002
                                                                         ----------    ----------    ----------    ----------
REVENUES
   Loan interest, including fees                                         $    9,159    $    9,517    $    9,686    $    9,541
   Other interest and dividends                                               4,944         5,483         5,398         5,211
   Insurance premiums                                                           780           931           855           844
   Commissions and fees                                                       3,928         4,105         3,612         3,613
   Principal transactions                                                     1,613         1,270           993           637
   Asset management and administration fees                                   1,320         1,377         1,263         1,186
   Realized gains (losses) from sales of investments                             30          (190)         (165)         (160)
   Other income                                                                 880         1,108         1,863         1,924
                                                                         ----------    ----------    ----------    ----------
      Total revenues                                                         22,654        23,601        23,505        22,796
      Interest expense                                                        4,856         5,608         5,861         4,923
                                                                         ----------    ----------    ----------    ----------
      Total revenues, net of interest expense                                17,798        17,993        17,644        17,873
                                                                         ----------    ----------    ----------    ----------

BENEFITS, CLAIMS, AND CREDIT LOSSES
   Policyholder benefits and claims                                             803           925           887           863
   Provision for credit losses                                                2,559         2,057         2,689         2,690
                                                                         ----------    ----------    ----------    ----------
      Total benefits, claims, and credit losses                               3,362         2,982         3,576         3,553
                                                                         ----------    ----------    ----------    ----------

OPERATING EXPENSES
   Non-insurance compensation and benefits                                    5,090         4,979         4,387         4,194
   Insurance underwriting, acquisition and operating                            269           233           230           260
   Restructuring-related items                                                   46           (40)          (41)           20
   Other operating                                                            3,651         3,975         3,864         6,181
                                                                         ----------    ----------    ----------    ----------
      Total operating expenses                                                9,056         9,147         8,440        10,655
                                                                         ----------    ----------    ----------    ----------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, MINORITY INTEREST AND CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE                                                       5,380         5,864         5,628         3,665
Provision for income taxes                                                    1,879         2,017         1,898         1,204
Minority interest, net of income taxes                                           17            18            24            32
                                                                         ----------    ----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE                                                3,484         3,829         3,706         2,429

DISCONTINUED OPERATIONS (1)
   Income from Discontinued Operations                                          455           359           151             -
   Gain on Sale of Stock by Subsidiary                                        1,270             -             -             -
   Provision (benefit) for income taxes                                         319           104           (63)            -
                                                                         ----------    ----------    ----------    ----------
INCOME FROM DISCONTINUED OPERATIONS                                           1,406           255           214             -

Cumulative Effect of Accounting Change (2)                                      (47)            -             -             -
                                                                         ----------    ----------    ----------    ----------
NET INCOME                                                               $    4,843    $    4,084    $    3,920    $    2,429
                                                                         ==========    ==========    ==========    ==========

                                                                                                             2Q 2003 VS.
                                                                             1Q            2Q            2Q 2002 INCREASE/
                                                                            2003          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
REVENUES
   Loan interest, including fees                                         $    9,470    $    9,312               (2%)
   Other interest and dividends                                               4,875         4,776              (13%)
   Insurance premiums                                                           825           839              (10%)
   Commissions and fees                                                       3,700         4,049               (1%)
   Principal transactions                                                     1,602         1,311                3%
   Asset management and administration fees                                   1,251         1,354               (2%)
   Realized gains (losses) from sales of investments                            162           188               NM
   Other income                                                               1,314         2,011               81%
                                                                         ----------    ----------
      Total revenues                                                         23,199        23,840                1%
      Interest expense                                                        4,663         4,486              (20%)
                                                                         ----------    ----------
      Total revenues, net of interest expense                                18,536        19,354                8%
                                                                         ----------    ----------

BENEFITS, CLAIMS, AND CREDIT LOSSES
   Policyholder benefits and claims                                             871           901               (3%)
   Provision for credit losses                                                2,053         2,186                6%
                                                                         ----------    ----------
      Total benefits, claims, and credit losses                               2,924         3,087                4%
                                                                         ----------    ----------

OPERATING EXPENSES
   Non-insurance compensation and benefits                                    5,306         5,544               11%
   Insurance underwriting, acquisition and operating                            264           265               14%
   Restructuring-related items                                                  (13)           (1)              98%
   Other operating                                                            3,995         4,163                5%
                                                                         ----------    ----------
      Total operating expenses                                                9,552         9,971                9%
                                                                         ----------    ----------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, MINORITY INTEREST AND CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE                                                       6,060         6,296                7%
Provision for income taxes                                                    1,919         1,956               (3%)
Minority interest, net of income taxes                                           38            41               NM
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE                                                4,103         4,299               12%

DISCONTINUED OPERATIONS (1)
   Income from Discontinued Operations                                            -             -
   Gain on Sale of Stock by Subsidiary                                            -             -
   Provision (benefit) for income taxes                                           -             -
                                                                         ----------    ----------
INCOME FROM DISCONTINUED OPERATIONS                                               -             -

Cumulative Effect of Accounting Change (2)                                        -             -
                                                                         ----------    ----------
NET INCOME                                                               $    4,103    $    4,299                5%
                                                                         ==========    ==========

                                                                             YTD           YTD            YTD 2Q 2003 VS.
                                                                             2Q            2Q          YTD 2Q 2002 INCREASE/
                                                                            2002          2003              (DECREASE)
                                                                         ----------    ----------    ------------------------
REVENUES
   Loan interest, including fees                                         $   18,676    $   18,782                1%
   Other interest and dividends                                              10,427         9,651               (7%)
   Insurance premiums                                                         1,711         1,664               (3%)
   Commissions and fees                                                       8,033         7,749               (4%)
   Principal transactions                                                     2,883         2,913                1%
   Asset management and administration fees                                   2,697         2,605               (3%)
   Realized gains (losses) from sales of investments                           (160)          350               NM
   Other income                                                               1,988         3,325               67%
                                                                         ----------    ----------
      Total revenues                                                         46,255        47,039                2%
      Interest expense                                                       10,464         9,149              (13%)
                                                                         ----------    ----------
      Total revenues, net of interest expense                                35,791        37,890                6%
                                                                         ----------    ----------

BENEFITS, CLAIMS, AND CREDIT LOSSES
   Policyholder benefits and claims                                           1,728         1,772                3%
   Provision for credit losses                                                4,616         4,239               (8%)
                                                                         ----------    ----------
      Total benefits, claims, and credit losses                               6,344         6,011               (5%)
                                                                         ----------    ----------

OPERATING EXPENSES
   Non-insurance compensation and benefits                                   10,069        10,850                8%
   Insurance underwriting, acquisition and operating                            502           529                5%
   Restructuring-related items                                                    6           (14)              NM
   Other operating                                                            7,626         8,158                7%
                                                                         ----------    ----------
      Total operating expenses                                               18,203        19,523                7%
                                                                         ----------    ----------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
   TAXES, MINORITY INTEREST AND CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE                                                      11,244        12,356               10%
Provision for income taxes                                                    3,896         3,875               (1%)
Minority interest, net of income taxes                                           35            79               NM
                                                                         ----------    ----------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE
   EFFECT OF ACCOUNTING CHANGE                                                7,313         8,402               15%

DISCONTINUED OPERATIONS (1)
   Income from Discontinued Operations                                          814             -
   Gain on Sale of Stock by Subsidiary                                        1,270             -
   Provision (benefit) for income taxes                                         423             -
                                                                         ----------    ----------
INCOME FROM DISCONTINUED OPERATIONS                                           1,661             -

Cumulative Effect of Accounting Change (2)                                      (47)            -
                                                                         ----------    ----------
NET INCOME                                                               $    8,927    $    8,402               (6%)
                                                                         ==========    ==========

(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of its class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(2) Accounting Change refers to the 2002 first quarter adoption of the remaining provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM Not meaningful

[CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION (1)
(In millions of dollars)

                                                                              MARCH 31,         JUNE 30,      SEPTEMBER 30,
                                                                                2002              2002            2002
                                                                            -------------    -------------    -------------
ASSETS
Cash and due from banks (including segregated cash and other deposits)      $      15,984    $      17,686    $      15,886
Deposits at interest with banks                                                    17,189           16,768           15,183
Federal funds sold and securities borrowed or purchased under agreements
  to resell                                                                       150,605          148,384          157,482
Brokerage receivables                                                              26,848           21,050           21,208
Trading account assets                                                            145,059          163,867          161,803
Investments                                                                       172,332          173,185          142,328
Loans, net of unearned income
  Consumer                                                                        275,631          289,105          293,365
  Corporate                                                                       113,083          113,870          110,251
                                                                            -------------    -------------    -------------
Loans, net of unearned income                                                     388,714          402,975          403,616
Allowance for credit losses                                                       (10,520)         (10,437)         (10,720)
                                                                            -------------    -------------    -------------
  Total loans, net                                                                378,194          392,538          392,896
Goodwill                                                                           25,506           25,604           22,559
Intangible assets                                                                   8,885            8,844            7,776
Reinsurance recoverables                                                           12,531           12,481            4,328
Separate and variable accounts                                                     25,981           24,017           21,522
Other assets                                                                       78,543           78,882           68,597
                                                                            -------------    -------------    -------------
TOTAL ASSETS                                                                $   1,057,657    $   1,083,306    $   1,031,568
                                                                            =============    =============    =============

LIABILITIES
  Non-interest-bearing deposits in U.S. offices                             $      21,652    $      21,475    $      22,469
  Interest-bearing deposits in U.S. offices                                       119,083          114,466          118,101
  Non-interest-bearing deposits in offices outside the U.S.                        18,488           19,706           19,343
  Interest-bearing deposits in offices outside the U.S.                           223,166          239,231          230,914
                                                                            -------------    -------------    -------------
Total deposits                                                                    382,389          394,878          390,827

Federal funds purchased and securities loaned or sold under agreements to
  repurchase                                                                      165,120          171,619          164,946
Brokerage payables                                                                 25,790           21,175           19,766
Trading account liabilities                                                        81,537           86,564           95,699
Contractholder funds and separate and variable accounts                            49,992           49,925           48,347
Insurance policy and claims reserves                                               49,840           50,129           16,304
Investment banking and brokerage borrowings                                        18,854           18,058           19,951

Short-term borrowings                                                              24,805           24,638           27,991
Long-term debt                                                                    117,757          114,580          109,672
Other liabilities (3)                                                              51,229           59,257           51,211
                                                                            -------------    -------------    -------------

Citigroup or subsidiary obligated mandatorily redeemable
  securities of subsidiary trusts holding solely junior
  subordinated debt securities of  --Parent                                         4,326            4,435            4,605
                                   --Subsidiary                                     2,380            2,333            1,483
                                                                            -------------    -------------    -------------
TOTAL LIABILITIES                                                                 974,019          997,591          950,802
                                                                            -------------    -------------    -------------

STOCKHOLDERS' EQUITY
Preferred Stock                                                                     1,400            1,400            1,400
Common Stock                                                                           55               55               55
Additional paid-in capital                                                         23,860           23,815           16,795
Retained earnings                                                                  73,798           76,924           79,911
Treasury stock                                                                    (11,194)         (12,624)         (14,363)
Accumulated other changes in equity from nonowner sources                          (1,770)          (1,726)          (1,095)
Unearned compensation                                                              (2,511)          (2,129)          (1,937)
                                                                            -------------    -------------    -------------
TOTAL STOCKHOLDERS' EQUITY                                                         83,638           85,715           80,766
                                                                            -------------    -------------    -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $   1,057,657    $   1,083,306    $   1,031,568
                                                                            =============    =============    =============

                                                                             DECEMBER 31,      MARCH 31,         JUNE 30,
                                                                                 2002            2003            2003 (2)
                                                                            -------------    -------------    -------------
ASSETS
Cash and due from banks (including segregated cash and other deposits)      $      17,326    $      19,731    $      21,816
Deposits at interest with banks                                                    16,382           19,173           18,785
Federal funds sold and securities borrowed or purchased under agreements
  to resell                                                                       139,946          158,052          167,260
Brokerage receivables                                                              25,358           25,606           43,955
Trading account assets                                                            155,208          173,099          174,324
Investments                                                                       169,513          181,750          189,000
Loans, net of unearned income
  Consumer                                                                        337,681          332,607          329,695
  Corporate                                                                       110,124          105,425          108,876
                                                                            -------------    -------------    -------------
Loans, net of unearned income                                                     447,805          438,032          438,571
Allowance for credit losses                                                       (11,501)         (11,449)         (11,567)
                                                                            -------------    -------------    -------------
  Total loans, net                                                                436,304          426,583          427,004
Goodwill                                                                           26,961           26,605           26,960
Intangible assets                                                                   8,509            8,233            7,792
Reinsurance recoverables                                                            4,356            4,361            4,431
Separate and variable accounts                                                     22,118           21,778           24,268
Other assets                                                                       75,209           72,002           81,440
                                                                            -------------    -------------    -------------
TOTAL ASSETS                                                                $   1,097,190    $   1,136,973    $   1,187,035
                                                                            =============    =============    =============

LIABILITIES
  Non-interest-bearing deposits in U.S. offices                             $      29,545    $      28,977    $      26,579
  Interest-bearing deposits in U.S. offices                                       141,787          145,354          146,178
  Non-interest-bearing deposits in offices outside the U.S.                        21,422           21,099           23,165
  Interest-bearing deposits in offices outside the U.S.                           238,141          248,676          252,062
                                                                            -------------    -------------    -------------
Total deposits                                                                    430,895          444,106          447,984

Federal funds purchased and securities loaned or sold under agreements to
  repurchase                                                                      162,643          178,459          172,864
Brokerage payables                                                                 22,024           24,989           45,779
Trading account liabilities                                                        91,426           92,659          101,998
Contractholder funds and separate and variable accounts                            49,331           50,339           53,363
Insurance policy and claims reserves                                               16,350           16,459           16,714
Investment banking and brokerage borrowings                                        21,353           21,932           20,782

Short-term borrowings                                                              30,629           28,495           32,949
Long-term debt                                                                    126,927          133,125          131,350
Other liabilities (3)                                                              52,742           52,411           63,233
                                                                            -------------    -------------    -------------

Citigroup or subsidiary obligated mandatorily redeemable
  securities of subsidiary trusts holding solely junior
  subordinated debt securities of  --Parent                                         4,657            5,563            5,615
                                   --Subsidiary                                     1,495            1,095            1,103
                                                                            -------------    -------------    -------------
TOTAL LIABILITIES                                                               1,010,472        1,049,632        1,093,734
                                                                            -------------    -------------    -------------

STOCKHOLDERS' EQUITY
Preferred Stock                                                                     1,400            1,126            1,125
Common Stock                                                                           55               55               55
Additional paid-in capital                                                         17,381           17,450           17,412
Retained earnings                                                                  81,403           84,453           87,698
Treasury stock                                                                    (11,637)         (11,390)         (11,384)
Accumulated other changes in equity from nonowner sources                            (193)          (1,055)             904
Unearned compensation                                                              (1,691)          (3,298)          (2,509)
                                                                            -------------    -------------    -------------
TOTAL STOCKHOLDERS' EQUITY                                                         86,718           87,341           93,301
                                                                            -------------    -------------    -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $   1,097,190    $   1,136,973    $   1,187,035
                                                                            =============    =============    =============

                                                                              JUNE 30, 2003
                                                                                   VS.
                                                                            DECEMBER 31, 2002
                                                                               INC (DECR)
                                                                            -----------------
ASSETS
Cash and due from banks (including segregated cash and other deposits)             26%
Deposits at interest with banks                                                    15%
Federal funds sold and securities borrowed or purchased under agreements
  to resell                                                                        20%
Brokerage receivables                                                              73%
Trading account assets                                                             12%
Investments                                                                        11%
Loans, net of unearned income
  Consumer                                                                         (2%)
  Corporate                                                                        (1%)
Loans, net of unearned income                                                      (2%)
Allowance for credit losses                                                        (1%)

  Total loans, net                                                                 (2%)
Goodwill                                                                            0%
Intangible assets                                                                  (8%)
Reinsurance recoverables                                                            2%
Separate and variable accounts                                                     10%
Other assets                                                                        8%

TOTAL ASSETS                                                                        8%

LIABILITIES
  Non-interest-bearing deposits in U.S. offices                                   (10%)
  Interest-bearing deposits in U.S. offices                                         3%
  Non-interest-bearing deposits in offices outside the U.S.                         8%
  Interest-bearing deposits in offices outside the U.S.                             6%

Total deposits                                                                      4%

Federal funds purchased and securities loaned or sold under agreements to
  repurchase                                                                        6%
Brokerage payables                                                                 NM
Trading account liabilities                                                        12%
Contractholder funds and separate and variable accounts                             8%
Insurance policy and claims reserves                                                2%
Investment banking and brokerage borrowings                                        (3%)

Short-term borrowings                                                               8%
Long-term debt                                                                      3%
Other liabilities (3)                                                              20%

Citigroup or subsidiary obligated mandatorily redeemable
  securities of subsidiary trusts holding solely junior
  subordinated debt securities of  --Parent                                        21%
                                   --Subsidiary                                   (26%)

TOTAL LIABILITIES                                                                   8%

STOCKHOLDERS' EQUITY
Preferred Stock                                                                   (20%)
Common Stock                                                                        -
Additional paid-in capital                                                          -
Retained earnings                                                                   8%
Treasury stock                                                                      2%
Accumulated other changes in equity from nonowner sources                          NM
Unearned compensation                                                             (48%)

TOTAL STOCKHOLDERS' EQUITY                                                          8%

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          8%

(1) Periods prior to September 30, 2002 include balances for Travelers Property Casualty Corp.

(2)  Preliminary

(3) Includes allowance for credit losses for letters of credit of $50, $110, $110 and $167 million for the first, second, third and fourth quarters of 2002, respectively, and $167 million for the first and second quarters of 2003.

NM   Not meaningful

[CITIGROUP LOGO]

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

                                                                                                                          EOP
                                                                                90 DAYS OR MORE PAST DUE (1)             LOANS
                                                                         -------------------------------------------------------
                                                                            2Q02           1Q03           2Q03           2Q03
                                                                         ----------     ----------     ----------     ----------
PRODUCT VIEW:
  CARDS                                                                  $    2,260     $    2,406     $    2,313     $    123.2
  RATIO                                                                        1.86%          1.92%          1.88%
     NORTH AMERICA CARDS                                                      2,025          2,180          2,066          111.1
        RATIO                                                                  1.83%          1.91%          1.86%
     INTERNATIONAL CARDS                                                        235            226            247           12.1
        RATIO                                                                  2.17%          1.97%          2.04%
  CONSUMER FINANCE                                                            2,166          2,183          2,182           90.4
    RATIO                                                                      2.62%          2.45%          2.41%
     NORTH AMERICA CONSUMER FINANCE                                           1,828          1,786          1,681           70.0
        RATIO                                                                  2.97%          2.60%          2.40%
     INTERNATIONAL CONSUMER FINANCE                                             338            397            501           20.4
        RATIO                                                                  1.61%          1.93%          2.45%
  RETAIL BANKING (EXCLUDING COMMERCIAL MARKETS)                               3,037          3,644          3,706          112.6
    RATIO                                                                      3.46%          3.18%          3.29%
     NORTH AMERICA RETAIL BANKING                                             1,890          2,357          2,385           79.5
        RATIO                                                                  3.44%          2.87%          3.00%
     INTERNATIONAL RETAIL BANKING                                             1,147          1,287          1,321           33.1
        RATIO                                                                  3.50%          3.95%          3.99%
  PRIVATE BANK                                                                  193            157            140           33.3
    RATIO                                                                      0.67%          0.49%          0.42%
  OTHER                                                                           -              -              -            1.1
                                                                         ----------     ----------     ----------     ----------
MANAGED LOANS (EXCLUDING COMMERCIAL MARKETS) (2)                         $    7,656     $    8,390     $    8,341     $    360.6
  RATIO                                                                        2.38%          2.31%          2.31%

SECURITIZED RECEIVABLES (ALL IN NORTH AMERICA CARDS)                         (1,228)        (1,413)        (1,385)         (72.0)
LOANS HELD-FOR-SALE                                                            (107)           (61)           (58)          (3.0)
                                                                         ----------     ----------     ----------     ----------
ON-BALANCE SHEET LOANS (EXCLUDING COMMERCIAL MARKETS)                    $    6,321     $    6,916     $    6,898     $    285.6
  RATIO                                                                        2.53%          2.40%          2.41%

                                                                                    CASH-BASIS LOANS (1)
                                                                         ----------------------------------------
  COMMERCIAL MARKETS GROUPS                                              $    1,161     $    1,250     $    1,165           42.3
     RATIO                                                                     2.95%          2.88%          2.76%
                                                                                                                      ----------

TOTAL CONSUMER LOANS (3)                                                                                              $    327.9
                                                                                                                      ==========

                                                                                                                        AVERAGE
                                                                                    NET CREDIT LOSSES(1)                 LOANS
                                                                         -------------------------------------------------------
                                                                            2Q02           1Q03           2Q03           2Q03
                                                                         ----------     ----------     ----------     ----------
PRODUCT VIEW:
  CARDS                                                                  $    1,841     $    1,832     $    1,887     $    124.5
   RATIO                                                                       6.23%          5.86%          6.08%
     NORTH AMERICA CARDS                                                      1,719          1,715          1,751          112.7
        RATIO                                                                  6.38%          6.04%          6.23%
     INTERNATIONAL CARDS                                                        122            117            136           11.8
        RATIO                                                                  4.64%          4.09%          4.60%
  CONSUMER FINANCE                                                              724            855            897           89.8
   RATIO                                                                       3.60%          3.91%          4.01%
     NORTH AMERICA CONSUMER FINANCE                                             470            513            514           69.1
        RATIO                                                                  3.10%          3.06%          2.98%
     INTERNATIONAL CONSUMER FINANCE                                             254            342            383           20.7
        RATIO                                                                  5.16%          6.69%          7.43%
  RETAIL BANKING (EXCLUDING COMMERCIAL MARKETS)                                 172            120            165          114.7
   RATIO                                                                       0.79%          0.42%          0.58%
     NORTH AMERICA RETAIL BANKING                                                95             34             60           81.7
        RATIO                                                                  0.69%          0.17%          0.29%
     INTERNATIONAL RETAIL BANKING                                                77             86            105           33.0
        RATIO                                                                  0.97%          1.07%          1.28%
  PRIVATE BANK                                                                    -              2              4           32.7
   RATIO                                                                       0.00%          0.03%          0.05%
  OTHER                                                                          (1)             -              -            1.2
                                                                         ----------     ----------     ----------     ----------
MANAGED LOANS (EXCLUDING COMMERCIAL MARKETS) (2)                         $    2,736     $    2,809     $    2,953     $    362.9
  RATIO                                                                        3.48%          3.14%          3.26%

SECURITIZED RECEIVABLES (ALL IN NORTH AMERICA CARDS)                           (989)        (1,024)        (1,159)         (71.1)
LOANS HELD-FOR-SALE                                                             (92)           (78)           (49)          (3.0)
                                                                         ----------     ----------     ----------     ----------
ON-BALANCE SHEET LOANS (EXCLUDING COMMERCIAL MARKETS)                    $    1,655     $    1,707     $    1,745     $    288.8
  RATIO                                                                        2.72%          2.38%          2.42%

                                                                                   NET CREDIT LOSSES (1)
                                                                         ----------------------------------------
  COMMERCIAL MARKETS GROUPS                                              $      250     $      179     $      139           43.0
    RATIO                                                                      2.55%          1.65%          1.30%
                                                                                                                      ----------

TOTAL CONSUMER LOANS (3)                                                                                              $    331.8
                                                                                                                      ==========

REGIONAL VIEW (EXCLUDING COMMERCIAL MARKETS):

                                                                                                                         EOP
                                                                                90 DAYS OR MORE PAST DUE (1)            LOANS
                                                                         -------------------------------------------------------
                                                                            2Q02           1Q03           2Q03           2Q03
                                                                         ----------     ----------     ----------     ----------
  NORTH AMERICA (EXCLUDING MEXICO)                                       $    5,400     $    6,085     $    5,860     $    274.3
     RATIO                                                                     2.27%          2.19%          2.14%
  MEXICO                                                                        429            323            358            6.6
     RATIO                                                                     6.22%          5.03%          5.39%
  EUROPE, MIDDLE EAST AND AFRICA                                              1,064          1,304          1,412           30.2
     RATIO                                                                     4.16%          4.52%          4.67%
  JAPAN                                                                         264            284            333           15.9
     RATIO                                                                     1.32%          1.63%          2.10%
  ASIA (EXCLUDING JAPAN)                                                        389            329            325           30.6
     RATIO                                                                     1.39%          1.13%          1.06%
  LATIN AMERICA                                                                 110             65             53            3.0
     RATIO                                                                     3.22%          2.19%          1.80%
                                                                         ----------     ----------     ----------     ----------
MANAGED LOANS (EXCLUDING COMMERCIAL MARKETS) (2)                         $    7,656     $    8,390     $    8,341     $    360.6
  RATIO                                                                        2.38%          2.31%          2.31%
SECURITIZED RECEIVABLES (ALL IN NORTH AMERICA CARDS)                         (1,228)        (1,413)        (1,385)         (72.0)
LOANS HELD-FOR-SALE                                                            (107)           (61)           (58)          (3.0)
                                                                         ----------     ----------     ----------     ----------
ON-BALANCE SHEET LOANS (EXCLUDING COMMERCIAL MARKETS)                    $    6,321     $    6,916     $    6,898     $    285.6
  RATIO                                                                        2.53%          2.40%          2.41%

                                                                                                                        AVERAGE
                                                                                    NET CREDIT LOSSES (1)                LOANS
                                                                         -------------------------------------------------------
                                                                            2Q02           1Q03           2Q03           2Q03
                                                                         ----------     ----------     ----------     ----------
  NORTH AMERICA (EXCLUDING MEXICO)                                       $    2,214     $    2,253     $    2,306     $    277.0
     RATIO                                                                     3.80%          3.27%          3.34%
  MEXICO                                                                         69             12             19            6.7
     RATIO                                                                     3.89%          0.81%          1.12%
  EUROPE, MIDDLE EAST AND AFRICA                                                101            114            169           30.1
     RATIO                                                                     1.66%          1.61%          2.26%
  JAPAN                                                                         226            315            349           16.2
     RATIO                                                                     4.79%          7.28%          8.64%
  ASIA (EXCLUDING JAPAN)                                                         97             99            104           29.9
     RATIO                                                                     1.39%          1.40%          1.40%
  LATIN AMERICA                                                                  29             16              6            3.0
     RATIO                                                                     3.31%          2.19%          0.83%
                                                                         ----------     ----------     ----------     ----------
MANAGED LOANS (EXCLUDING COMMERCIAL MARKETS) (2)                         $    2,736     $    2,809     $    2,953     $    362.9
  RATIO                                                                        3.48%          3.14%          3.26%
SECURITIZED RECEIVABLES (ALL IN NORTH AMERICA CARDS)                           (989)        (1,024)        (1,159)         (71.1)
LOANS HELD-FOR-SALE                                                             (92)           (78)           (49)          (3.0)
                                                                         ----------     ----------     ----------     ----------
ON-BALANCE SHEET LOANS (EXCLUDING COMMERCIAL MARKETS                     $    1,655     $    1,707     $    1,745     $    288.8
  RATIO                                                                        2.72%          2.38%          2.42%

(1) The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2) This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.

(3) Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $1.7 billion and $1.1 billion, respectively, which are included in Consumer Loans on the Consolidated Statement of Financial Position.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

RESERVE FOR LOAN LOSSES
(In millions of dollars)

                                                                             1Q             2Q             3Q
                                                                            2002           2002           2002
                                                                         -----------    -----------    -----------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD                       $    10,088    $    10,520    $    10,437
                                                                         -----------    -----------    -----------

PROVISION FOR CREDIT LOSSES:
   Global Consumer (1)                                                         1,878          1,599          1,885
   CitiCapital                                                                   112            193            136
   Global Corporate and Investment Bank                                          569            265            668
                                                                         -----------    -----------    -----------
                                                                               2,559          2,057          2,689
                                                                         -----------    -----------    -----------

GROSS CREDIT LOSSES:
   Global Consumer (1)                                                         1,898          1,941          2,039
   CitiCapital                                                                   187            258            172
   Global Corporate and Investment Bank                                          370            368            533
                                                                         -----------    -----------    -----------
                                                                               2,455          2,567          2,744
                                                                         -----------    -----------    -----------

CREDIT RECOVERIES:
   Global Consumer (1)                                                           255            259            278
   CitiCapital                                                                    30             35             32
   Global Corporate and Investment Bank                                           42            106             72
                                                                         -----------    -----------    -----------
                                                                                 327            400            382
                                                                         -----------    -----------    -----------

NET CREDIT LOSSES:
   Global Consumer (1)                                                         1,643          1,682          1,761
   CitiCapital                                                                   157            223            140
   Global Corporate and Investment Bank                                          328            262            461
                                                                         -----------    -----------    -----------

                                                                               2,128          2,167          2,362
                                                                         -----------    -----------    -----------

Other -- net (2)                                                                   1             27            (44)
                                                                         -----------    -----------    -----------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD                             $    10,520    $    10,437    $    10,720
                                                                         ===========    ===========    ===========

Net Consumer Credit Losses (excluding CitiCapital)                       $     1,643    $     1,682    $     1,761
    As a Percentage of Average Consumer Loans                                   2.71%          2.65%          2.65%
Net CitiCapital Credit Losses                                            $       157    $       223    $       140
    As a Percentage of Average CitiCapital Loans                                2.15%          3.09%          1.97%
Net Corporate Credit Losses                                              $       328    $       262    $       461
    As a Percentage of Average Corporate Loans                                  1.23%          0.97%          1.74%

ALLOWANCE FOR CREDIT LOSSES
   Consumer (excluding CitiCapital)                                      $     5,732    $     5,756    $     5,849
   CitiCapital                                                                   636            630            627
   Corporate                                                                   4,152          4,051          4,244
                                                                         -----------    -----------    -----------
     ALLOWANCE FOR CREDIT LOSSES                                         $    10,520    $    10,437    $    10,720
                                                                         -----------    -----------    -----------
ALLOWANCE FOR CREDIT LOSSES ON LETTERS OF CREDIT (3)                     $        50    $       110    $       110
                                                                         -----------    -----------    -----------
TOTAL ALLOWANCE FOR LOANS, LEASES, LENDING
   COMMITMENTS AND LETTERS OF CREDIT                                     $    10,570    $    10,547    $    10,830
                                                                         ===========    ===========    ===========

ALLOWANCE AS A PERCENT OF TOTAL LOANS
   Consumer (excluding CitiCapital)                                             2.33%          2.21%          2.20%
   CitiCapital                                                                  2.18%          2.18%          2.26%
   Corporate                                                                    3.67%          3.56%          3.85%

     Total                                                                      2.71%          2.59%          2.66%

                                                                              4Q             1Q             2Q
                                                                             2002           2003           2003
                                                                         -----------    -----------    -----------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD                       $    10,720    $    11,501    $    11,449
                                                                         -----------    -----------    -----------

PROVISION FOR CREDIT LOSSES:
   Global Consumer (1)                                                         1,792          1,810          1,781
   CitiCapital                                                                   119            129            114
   Global Corporate and Investment Bank                                          779            114            291
                                                                         -----------    -----------    -----------
                                                                               2,690          2,053          2,186
                                                                         -----------    -----------    -----------

GROSS CREDIT LOSSES:
   Global Consumer (1)                                                         2,033          2,058          2,081
   CitiCapital                                                                   162            163            134
   Global Corporate and Investment Bank                                          604            230            308
                                                                         -----------    -----------    -----------
                                                                               2,799          2,451          2,523
                                                                         -----------    -----------    -----------

CREDIT RECOVERIES:
   Global Consumer (1)                                                           323            319            323
   CitiCapital                                                                    27             17              8
   Global Corporate and Investment Bank                                          104             31             51
                                                                         -----------    -----------    -----------
                                                                                 454            367            382
                                                                         -----------    -----------    -----------

NET CREDIT LOSSES:
   Global Consumer (1)                                                         1,710          1,739          1,758
   CitiCapital                                                                   135            146            126
   Global Corporate and Investment Bank                                          500            199            257
                                                                         -----------    -----------    -----------

                                                                               2,345          2,084          2,141
                                                                         -----------    -----------    -----------

Other -- net (2)                                                                 436            (21)            73
                                                                         -----------    -----------    -----------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD                             $    11,501    $    11,449    $    11,567
                                                                         ===========    ===========    ===========

Net Consumer Credit Losses (excluding CitiCapital)                       $     1,710    $     1,739    $     1,758
    As a Percentage of Average Consumer Loans                                   2.33%          2.29%          2.30%
Net CitiCapital Credit Losses                                            $       135    $       146    $       126
    As a Percentage of Average CitiCapital Loans                                1.96%          2.24%          2.01%
Net Corporate Credit Losses                                              $       500    $       199    $       257
    As a Percentage of Average Corporate Loans                                  1.88%          0.78%          0.98%

ALLOWANCE FOR CREDIT LOSSES
   Consumer (excluding CitiCapital)                                      $     6,410    $     6,476    $     6,551
   CitiCapital                                                                   611            594            585
   Corporate                                                                   4,480          4,379          4,431
                                                                         -----------    -----------    -----------
     ALLOWANCE FOR CREDIT LOSSES                                         $    11,501    $    11,449    $    11,567
                                                                         -----------    -----------    -----------
ALLOWANCE FOR CREDIT LOSSES ON LETTERS OF CREDIT (3)                     $       167    $       167    $       167
                                                                         -----------    -----------    -----------
TOTAL ALLOWANCE FOR LOANS, LEASES, LENDING
   COMMITMENTS AND LETTERS OF CREDIT                                     $    11,668    $    11,616    $    11,734
                                                                         ===========    ===========    ===========

ALLOWANCE AS A PERCENT OF TOTAL LOANS
   Consumer (excluding CitiCapital)                                             2.06%          2.11%          2.16%
   CitiCapital                                                                  2.26%          2.32%          2.37%
   Corporate                                                                    4.07%          4.15%          4.07%

     Total                                                                      2.57%          2.61%          2.64%

(1)  Includes loans made to Private Bank clients.

(2) The 2002 fourth quarter includes the addition of $452 million of credit loss reserves related to the acquisition of Golden State Bancorp.

(3) Represents additional credit reserves recorded as other liabilities on the balance sheet.

[CITIGROUP LOGO]

NON-PERFORMING ASSETS
(In millions of dollars)

                                                                             1Q             2Q             3Q
                                                                            2002           2002           2002
                                                                         -----------    -----------    -----------
CASH-BASIS AND RENEGOTIATED LOANS
CORPORATE CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value)              $       125     $        87    $        41
Other                                                                          3,157           3,753          3,891
                                                                         -----------     -----------    -----------
    Total Corporate Cash-Basis Loans                                     $     3,282     $     3,840    $     3,932
                                                                         ===========     ===========    ===========

CORPORATE CASH-BASIS LOANS (1)
  JENA (2)                                                                       924           1,074          1,096
  Other International (3)                                                      2,358           2,766          2,836
                                                                         -----------     -----------    -----------
      Total Corporate Cash-Basis Loans                                   $     3,282     $     3,840    $     3,932
                                                                         ===========     ===========    ===========

CORPORATE CASH-BASIS LOANS AS A % OF
   TOTAL CORPORATE LOANS (4)                                                    2.98%           3.46%          3.66%

CONSUMER CASH-BASIS (EXCLUDING COMMERCIAL MARKETS)                       $     4,212     $     4,284    $     4,365
COMMERCIAL MARKETS CASH-BASIS LOANS                                            1,321           1,161          1,234
                                                                         -----------     -----------    -----------
   TOTAL CONSUMER CASH-BASIS LOANS                                       $     5,533     $     5,445    $     5,599
                                                                         ===========     ===========    ===========
CITICAPITAL COLLATERAL DEPENDENT LOANS (INCLUDED
   IN COMMERCIAL MARKETS CASH-BASIS LOANS)                               $       330     $       360    $       389
                                                                         ===========     ===========    ===========
RENEGOTIATED LOANS (INCLUDES CORPORATE
   AND COMMERCIAL MARKETS LOANS)                                         $       335     $       317    $       267
                                                                         ===========     ===========    ===========

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer (5)                                                             $       384     $       458    $       473

Global Corporate and Investment Bank (5)(6)                                      145             136            117
                                                                         -----------     -----------    -----------

TOTAL OTHER REAL ESTATE OWNED                                            $       529     $       594    $       590
                                                                         ===========     ===========    ===========

OTHER REPOSSESSED ASSETS (7)                                             $       381     $       320    $       227
                                                                         ===========     ===========    ===========

                                                                              4Q             1Q             2Q
                                                                             2002           2003           2003
                                                                         -----------    -----------    -----------
CASH-BASIS AND RENEGOTIATED LOANS
CORPORATE CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value)              $        64    $        61    $        62
Other                                                                          3,931          4,021          4,142
                                                                         -----------    -----------    -----------
    Total Corporate Cash-Basis Loans                                     $     3,995    $     4,082    $     4,204
                                                                         ===========    ===========    ===========

CORPORATE CASH-BASIS LOANS
  JENA (2)                                                                     1,207          1,077          1,188
  Other International (3)                                                      2,788          3,005          3,016
                                                                         -----------    -----------    -----------
     Total Corporate Cash-Basis Loans                                    $     3,995    $     4,082    $     4,204
                                                                         ===========    ===========    ===========

CORPORATE CASH-BASIS LOANS AS A % OF
   TOTAL CORPORATE LOANS (4)                                                    3.72%          3.90%          3.88%

CONSUMER CASH-BASIS (EXCLUDING COMMERCIAL MARKETS)                       $     4,607    $     4,710    $     4,601
COMMERCIAL MARKETS CASH-BASIS LOANS                                            1,299          1,250          1,165
                                                                         -----------    -----------    -----------
   TOTAL CONSUMER CASH-BASIS LOANS                                       $     5,906    $     5,960    $     5,766
                                                                         ===========    ===========    ===========
CITICAPITAL COLLATERAL DEPENDENT LOANS (INCLUDED
   IN COMMERCIAL MARKETS CASH-BASIS LOANS)                               $       508    $       462    $       489
                                                                         ===========    ===========    ===========
RENEGOTIATED LOANS (INCLUDES CORPORATE
   AND COMMERCIAL MARKETS LOANS)                                         $       170    $       157    $       178
                                                                         ===========    ===========    ===========

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer (5)                                                             $       495    $       509    $       479

Global Corporate and Investment Bank (5)(6)                                       75             78             89
                                                                         -----------    -----------    -----------

TOTAL OTHER REAL ESTATE OWNED                                            $       570    $       587    $       568
                                                                         ===========    ===========    ===========

OTHER REPOSSESSED ASSETS (7)                                             $       230    $       255    $       228
                                                                         ===========    ===========    ===========

(1) Cash-basis loans for the Insurance Subsidiaries and Investment Activities businesses for the first, second, third and fourth quarters of 2002 were $39, $89, $136 and $62 million, respectively, which are included in Other Assets for 2003.

(2)  JENA includes Japan, Western Europe and North America.

(3) Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)  Excluding Insurance Subsidiaries and Investment Activities.

(5) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(6) Other Real Estate Owned for the Insurance Subsidiaries businesses for the first, second, third and fourth quarters of 2002 were $125, $123, $54 and $36 million, respectively, which is included in Other Assets for 2003.

(7) Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

                                                                         Page 30